UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12
EPR Properties
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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EPR PROPERTIES
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2013
To our shareholders:
The 2013 annual meeting of shareholders of EPR Properties will be held at our offices at 909 Walnut Street, Suite 200, Kansas City, Missouri 64106 on May 15, 2013 at 10:00 a.m. (local time). At the meeting, our shareholders will vote upon:

Proposal 1:
The election of Barrett Brady and Peter C. Brown as Class I trustees to serve for a three-year term and the election of Thomas M. Bloch as a Class III trustee to serve the two years remaining of a three-year term;

Proposal 2:	An advisory vote on the compensation of our named executive officers;

Proposal 3:
The approval of amendments to the Company's 2007 Equity Incentive Plan to increase the number of authorized shares issuable under the plan and to increase the cap on the number of awards of restricted shares, restricted share units, performance shares, deferred shares and performance units settled in shares that may be issued under the plan; and

Proposal 4:	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2013;
and transact any other business that may properly come before the meeting.

All holders of record of our common shares at the close of business on March 1, 2013 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

We are pleased to continue to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials to their shareholders over the Internet. As a result, we are mailing to our shareholders a notice instead of a printed copy of this proxy statement and our 2012 annual report to shareholders. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those shareholders can receive a printed copy of our proxy materials, including this proxy statement, our 2012 annual report to shareholders and a form of proxy card or voting instruction form. Continuing to employ this distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

You are cordially invited to attend the meeting in person. Whether or not you intend to be present at the meeting, our Board of Trustees asks that you vote as promptly as possible. You may vote by proxy over the Internet or by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail. Your vote is important and all shareholders are encouraged to attend the meeting and vote in person or by proxy.
Thank you for your support and continued interest in our Company.
BY ORDER OF THE BOARD OF TRUSTEES
Neil E. Sprague
Senior Vice President,
General Counsel and Secretary
Kansas City, Missouri
April 5, 2013

EPR PROPERTIES
909 Walnut Street, Suite 200
Kansas City, Missouri 64106

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) provides information about the 2013 annual meeting of shareholders (the “Annual Meeting”) of EPR Properties (“we,” “us” or the “Company”) to be held at our offices at 909 Walnut Street, Suite 200, Kansas City, Missouri 64106, on May 15, 2013, beginning at 10:00 a.m. (local time), and at any postponements or adjournments of the meeting.

The Notice Regarding the Availability of Proxy Materials and this Proxy Statement and form of proxy are being distributed and made available on or about April 5, 2013.

ii

ABOUT THE PROXY MATERIALS AND ANNUAL MEETING
Why am I receiving these materials?
We have made these materials available to you over the Internet or, upon your request, have delivered printed copies of these materials to you by mail, in connection with the Board's solicitation of proxies for use at the Annual Meeting, which will take place on Wednesday, May 15, 2013. As a shareholder, you are invited to attend the Annual Meeting and vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
What is included in the proxy materials?
The proxy materials include:

•	This Proxy Statement for the Annual Meeting; and

•	Our 2012 annual report to shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “Annual Report”).

If you received a printed copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction form for the Annual Meeting.

What am I voting on?
Our Board of Trustees (also referred to herein as the “Board”) is soliciting your vote for:

•
The election of Barrett Brady and Peter C. Brown as Class I trustees to serve for a three-year term and the election of Thomas M. Bloch as a Class III trustee to serve the two years remaining of a three-year term (Proposal No. 1);

•	The approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers as disclosed in these materials (Proposal No. 2);

•
The approval of an amendment to the Company's 2007 Equity Incentive Plan to increase the number of authorized shares issuable under the plan and to increase the cap on the number of awards of restricted shares, restricted share units, performance shares, deferred shares and performance units settled in shares that may be issued under the plan (Proposal No. 3); and

•	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2013 (Proposal No. 4).

What are the Board's recommendations?
The Board recommends you vote:

•
“FOR” the election of Barrett Brady and Peter C. Brown as Class I trustees to serve for a three-year term and the election of Thomas M. Bloch as a Class III trustee to serve the two years remaining of a three-year term (Proposal No. 1);

•	“FOR” the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers as disclosed in these materials (Proposal No. 2);

•	“FOR” the approval of an amendment to the Company's 2007 Equity Incentive Plan to increase the number of authorized shares issuable under the plan and to increase the cap on the number of awards of restricted shares, restricted share units, performance shares, deferred shares and performance units settled in shares that may be issued under the plan (Proposal No. 3); and

•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2013 (Proposal No. 4).

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.
If I share an address with another shareholder, and we received only one paper copy of the proxy materials, how may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, shareholders may write or call us at the following address and telephone number:
EPR Properties
Attention: Secretary
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(816) 472-1700
Shareholders who hold shares in “street name” (as described below) may contact their broker, bank or other similar nominee to request information about householding.
How can I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how to:

•	View on the Internet the Company's proxy materials for the Annual Meeting; and

•	Instruct the Company to send future proxy materials to you by email.

Our proxy materials are also available on the Internet at www.envisionreports.com/EPR.
Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who is entitled to vote at the meeting?
Holders of record of our common shares at the close of business on March 1, 2013 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote their common shares held on that date at the meeting or any postponements or adjournments of the Annual Meeting. On the Record Date, 46,819,177 common shares of the Company were outstanding.
How many votes do I have?
On each matter presented at the Annual Meeting, you are entitled to one vote for each common share owned by you at the close of business on the Record Date.
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record with respect to those shares, and we sent the Notice directly to you. If you requested printed copies of the proxy materials by mail, you will receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares in “street name,” and the Notice was forwarded to you by your broker, bank or other nominee who is considered the shareholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.” If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.
If I am a shareholder of record of the Company's shares, how do I vote?
There are four ways to vote:

•	In Person. If you are a shareholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?
There are four ways to vote:

•
In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the broker, bank or other nominee that holds your shares. Please contact your broker, bank or other nominee for instructions regarding obtaining a legal proxy.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the vote instruction form.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common shares outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to proceed. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
How are proxies voted?
All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder's instructions.
What happens if I do not give specific voting instructions?
Shareholders of Record. If you are a shareholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•	Sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Which ballot measures are considered “routine” or “non-routine”?
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2013 (Proposal No. 4) is a matter considered routine under applicable rules. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 4.
The election of trustees (Proposal No. 1), the advisory vote on executive compensation (Proposal No. 2) and the amendments to the Company's 2007 Equity Incentive Plan (Proposal No. 3) are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals No. 1, No. 2 and No. 3.
How many votes are needed to approve each item?
The affirmative vote of a plurality of our common shares voted at the meeting is required for the election of trustees (Proposal No. 1). This means the two nominees in Class I and the one nominee in Class III receiving the greatest number of votes will be elected. The affirmative vote of a majority of all of our outstanding common shares present or represented by proxy at the Annual Meeting and entitled to vote thereon is required to: (i) approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in these materials (Proposal No. 2); (ii) approve amendments to the Company's 2007 Equity Incentive Plan (Proposal No. 3); and (iii) ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2013 (Proposal No. 4).

How are abstentions and broker non-votes counted?
Abstentions or withhold votes and broker non-votes will be counted to determine whether there is a quorum present. Trustees are elected by a plurality of the votes cast for the election of trustees at the Annual Meeting, with the nominees obtaining the most votes being elected. Because there is no minimum vote required for the election of trustees, abstentions or withhold votes and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.
Abstentions are counted in determining the total number of our common shares present in person or represented by proxy and entitled to vote thereon with respect to a proposal that requires the affirmative vote of a majority of such common shares and, therefore, will have the same effect as a vote against: (i) the proposal to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in these materials (Proposal No. 2); (ii) the proposal to approve amendments to the Company's 2007 Equity Incentive Plan (Proposal No. 3); and (iii) the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2013 (Proposal No. 4). Broker non-votes are not counted in determining the number of our common shares present in person or represented by proxy and entitled to vote thereon with respect to a proposal that requires the affirmative vote of a majority of such shares and, therefore, will not affect the outcome of the voting on these proposals.
What is the effect of the advisory vote?
The vote of the shareholders regarding the compensation of our Named Executive Officers as disclosed in these materials is an advisory vote, and the results will not be binding on the Board of Trustees or the Company. However, the Board and the compensation committee, which is comprised of independent trustees, will consider the outcome of the vote when making future executive compensation decisions.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company's Secretary a written notice of revocation prior to the Annual Meeting.
Does the Company have a policy for confidential voting?
We have a confidential voting policy. Your proxy will be kept confidential and will not be disclosed to third parties, other than our inspector of election and personnel involved in processing the proxy instructions, ballots and voting tabulations, except where disclosure is mandated by law and in other limited circumstances.
Where can I find the voting results of the Annual Meeting?
The Company intends to announce preliminary voting results at the Annual Meeting and disclose final results in a current report on Form 8-K or quarterly report on Form 10-Q filed with the SEC within four business days after the Annual Meeting. If final results are not yet known within that four business day period, the Company will disclose preliminary voting results in a Form 8-K and file an amendment to the Form 8-K to disclose the final results within four business days after such final results are known.

PROPOSAL 1:
ELECTION OF TRUSTEES
The Board of Trustees consists of six members and is divided into three classes having three-year terms that expire in successive years. The Board has nominated Barrett Brady and Peter C. Brown to serve as Class I trustees for a term expiring at the 2016 annual meeting or until their successors are duly elected and qualified. The Board has also nominated Thomas M. Bloch to serve as a Class III trustee for a term expiring at the 2015 annual meeting or until his successor is duly elected and qualified.
James A. Olson previously informed the Company of his intention to retire from the Board as a Class III trustee effective the morning of, and prior to, the Annual Meeting. The Board appointed Mr. Bloch as a Class III trustee to fill the vacancy that will be created by Mr. Olson's retirement, such appointment being effective immediately following Mr. Olson's retirement. The current term of the Company's Class III trustees is scheduled to expire at the Company's 2015 annual meeting. However, the Company's Declaration of Trust requires the Company to submit any trustee appointed to fill a vacancy by the Board to shareholders for election as a trustee at the next annual meeting following such appointment. Accordingly, the Company is submitting Mr. Bloch's election as a Class III trustee to shareholders at the Annual Meeting. If the Company's shareholders elect Mr. Bloch as a Class III trustee at the Annual Meeting, he will serve the remaining balance of the three-year term which will expire at the 2015 annual meeting.
Messrs. Brady, Brown and Bloch have been nominated upon the recommendation of the nominating/company governance committee, which is comprised of independent trustees. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them in accordance with the shareholder's instruction or, if no instruction is made, for the election of the Board's nominees for trustee.
Here is a brief description of the backgrounds and principal occupations of the three individuals nominated for election as trustees and each trustee whose term of office will continue after the Annual Meeting.

Class I Trustees (nominated for a term expiring at the 2016 annual meeting)

Barrett Brady
Barrett Brady, 66, retired December 31, 2008 from his position as Senior Vice President of Highwoods Properties, Inc., an NYSE-listed real estate investment trust. Mr. Brady served as President and Chief Executive Officer of J.C. Nichols Company, a real estate company headquartered in Kansas City, Missouri, until its acquisition in 1998 by Highwoods Properties, Inc. Before joining J.C. Nichols Company in 1995, Mr. Brady was President and Chief Executive Officer of Dunn Industries, Inc., a major construction contractor. Mr. Brady received a B.B.A. from Southern Methodist University and an M.B.A. from the University of Missouri. Mr. Brady serves on the board of directors, the audit and executive committees, and is chairman of the ESOP of J.E. Dunn Construction Group, Inc. He also serves on the board of directors, the compensation and nominating committees and is chairman of the audit committee of NASB Financial, Inc., a NASDAQ-listed thrift holding company of North American Savings Bank, F.S.B., and he serves on the board of directors and is chairman of the audit committee of North American Savings Bank, F.S.B. Mr. Brady also serves on the board of directors and compensation committee of MRIGlobal.

Nominee and Trustee since 2004

Peter C. Brown
Peter C. Brown, 54, is Chairman of Grassmere Partners, LLC, a private investment firm. Prior to founding Grassmere Partners, Mr. Brown served as Chairman of the Board, Chief Executive Officer and President of AMC Entertainment Inc., one of the world's leading theatrical exhibition and entertainment companies, from July 1999 until his retirement in February 2009. He joined AMC in 1990 and served as AMC's President from January 1997 to July 1999, and Senior Vice President and Chief Financial Officer from 1991 to 1997. Mr. Brown served as the non-executive Chairman of the Board of Trustees of the Company from 1997 to 2003. Mr. Brown currently serves on the board of directors and audit and risk evaluation committees of CenturyLink, Inc., an NYSE-listed and Fortune 500 provider of communications services, and he serves on the board of directors and audit and nominating committees of Cinedigm Digital Cinema Corp., a NASDAQ-listed provider of technology, services and content to entertainment companies. Mr. Brown has previously served on the board of directors of National CineMedia, Inc., Midway Games, Inc., LabOne, Inc. and Protection One, Inc. He currently serves and has served on numerous non-profit and private company boards. Mr. Brown is a graduate of the University of Kansas.

Nominee and Trustee since 2010

Class II Trustees (serving for a term expiring at the 2014 annual meeting)

David M. Brain
David M. Brain, 56, has served as our President and Chief Executive Officer since October 1999. He served as our Chief Financial Officer from 1997 to 1999 and as our Chief Operating Officer from 1998 to 1999. Mr. Brain acted as a consultant to AMC Entertainment, Inc. in the formation of the Company in 1997. From 1996 until that time he was a Senior Vice President in the investment banking and corporate finance department of George K. Baum & Company, an investment banking firm headquartered in Kansas City, Missouri. Before joining George K. Baum & Company, Mr. Brain was Managing Director of the Corporate Finance Group of KPMG LLP, a practice unit he organized and managed for over 12 years. He received a B.A. in Economics and an M.B.A. from Tulane University, where he was awarded an academic fellowship.

Trustee since 1999

Robert J. Druten
Robert J. Druten, 65, is Chairman of our Board of Trustees. In August 2006, Mr. Druten retired as Executive Vice President and Chief Financial Officer and a Corporate Officer of Hallmark Cards Incorporated. Mr. Druten serves on the boards of directors of Alliance GP, LLC, the managing general partner of Alliance Holdings GP, L.P., a NASDAQ-listed company indirectly engaged in the production and marketing of coal to utilities and industrial users, and Kansas City Southern, a NYSE-listed transportation company. Mr. Druten also serves on the nominating committee and as chairman of each of the audit committee and finance committee of Kansas City Southern, and he serves on the audit and conflicts committees of Alliance GP, LLC. Mr. Druten previously served on the board of directors of American Italian Pasta Company, from 2007 until it was acquired by Ralcorp Holdings, Inc. in July 2010, where he was the chairman of the audit committee and also served on the compensation committee. Mr. Druten received a B.S. in Accounting from the University of Kansas and an M.B.A. from Rockhurst University.

Trustee since 1997

Class III Trustee (serving or nominated for a term expiring at the 2015 annual meeting)

Jack A. Newman, Jr.
Jack A. Newman, Jr., 65, currently runs his own company, Jack Newman Advisory Services, through which he offers strategy and general business consulting services. Prior to establishing this entity in 2008, Mr. Newman served for over 12 years as Executive Vice President for Cerner Corporation, a NASDAQ-listed health care information systems and knowledge services company. In this capacity, he served as the primary senior executive charged with establishing and overseeing relationships with Cerner Corporation's largest domestic clients. Prior to joining Cerner Corporation, Mr. Newman spent 22 years with KPMG LLP, including 14 years as a partner, the last four of which he served as national Partner-in Charge of KPMG LLP's Health Care Strategy Practice. In that capacity, he oversaw the firm's services nationwide in delivering financial analysis, strategy development and merger/acquisition services to health care providers. Mr. Newman is a CPA, has a Bachelor of Arts degree from Benedictine College and a Masters degree in Public Administration from the University of Missouri-Kansas City. He serves on the board of directors of Enterprise Bank and Trust, and he serves on the board of directors and audit and corporate governance and nominating committees of Ferrellgas Partners, L.P., an NYSE-listed distributor of propane and related equipment and supplies.

Trustee since 2009

Thomas M. Bloch
Thomas M. Bloch, 59, retired as President and Chief Executive Officer of H&R Block, Inc. in 1995, after a nineteen year career with the company. He began teaching in Kansas City's urban core at St. Francis Xavier School in 1995 and then in 2000 co-founded University Academy, an urban college preparatory public charter school. He has served in numerous positions at the Academy, including as a teacher and President of the Board. Currently, he is Acting Chairman. Mr. Bloch is also Chairman of the Board of the University of Missouri-Kansas City Trustees. He graduated from Claremont McKenna College in Claremont, California in 1976.

Nominee

The nominating/company governance committee and the Board of Trustees have evaluated the specific experience, qualifications, attributes, and skills of each nominee and trustee to determine that such person should serve as a trustee of the Company at this time. In doing so, the nominating/company governance committee and the Board focused primarily on the credentials described in the biographical information set forth above for each nominee or trustee. Particular consideration was given to the many years of experience each nominee and trustee has in real estate, finance and entertainment businesses. The nominating/company governance committee and the Board believe that such experience is vital in order to quickly identify, understand, and address new trends, challenges, and opportunities for the Company.

The nominating/company governance committee and the Board identified the knowledge and understanding of the commercial real estate industry of Messrs. Brady and Brain primarily from their experience as executive officers of companies investing in and operating real estate properties. With regard to each nominee and trustee, the nominating/company governance committee and the Board considered their extensive knowledge of corporate finance, accounting, the public and private debt and equity markets, bank markets, mergers and acquisitions. The nominating/company governance committee and the Board identified the knowledge and understanding of corporate governance issues developed by Messrs. Brady, Brown, Druten, Bloch and Newman from years of service on corporate boards. For Mr. Brown, consideration was also given to his extensive experience in the movie exhibition business. For Mr. Bloch, consideration was also given to his extensive experience managing and operating an urban college preparatory charter school.
Each of Messrs. Brady, Brown and Bloch have consented to serve on the Board of Trustees. If any one of Messrs. Brady, Brown or Bloch should become unavailable to serve as a trustee, the Board of Trustees or the nominating/company governance committee may designate a substitute nominee or may elect to keep the vacancy unfilled. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board of Trustees or the nominating/company governance committee.
Vote Required
The affirmative vote of a plurality of our common shares voted at the meeting is required for the election of the Class I and Class III trustees. This means the nominees in Class I and Class III receiving the greatest number of votes will be elected.
Recommendation of the Board of Directors
Our Board, upon the recommendation of the nominating/company governance committee, recommends a vote “FOR” the election of Barrett Brady and Peter C. Brown as Class I trustees and the election of Mr. Bloch as a Class III trustee.

COMPANY GOVERNANCE
Our Board of Trustees is committed to effective company governance. We have adopted Company Governance Guidelines, Independence Standards for Trustees and a Code of Business Conduct and Ethics for all officers, employees and trustees. Those documents and the charters of our audit committee, nominating/company governance committee, finance committee and compensation committee may be found at the Company Governance section of our website at www.eprkc.com and are available in print to any shareholder or interested party who requests them. Requests for printed copies of our Company Governance Guidelines, Independence Standards for Trustees, Code of Business Conduct and Ethics or any charters of our Board committees should be submitted in writing to the Secretary of the Company at 909 Walnut Street, Suite 200, Kansas City, Missouri 64106.
Company Governance Guidelines and Code of Business Conduct and Ethics
Our Company Governance Guidelines address a number of topics, including the role and responsibilities of our Board, the qualifications of independent trustees, the ability of shareholders and interested parties to communicate directly with the independent trustees, Board committees, separation of the offices of Chairman and Chief Executive Officer, trustee compensation, and management succession. Our nominating/company governance committee reviews our Company Governance Guidelines on a periodic basis to ensure their continued effectiveness.
We have also adopted a Code of Business Conduct and Ethics that applies to our Chief Executive Officer, Chief Financial Officer, and all other officers, employees and trustees. We intend to disclose any changes in or waivers from our Code of Business Conduct and Ethics by posting such information on our website or by filing a Form 8-K with the SEC.
Who are our independent trustees and how was that determined?
Our Company Governance Guidelines and the NYSE's governance rules require that a majority of our trustees be independent. To qualify as independent for this purpose, our Board must affirmatively determine that a trustee has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). To assist our Board in making this determination, the Board has used our Independence Standards for Trustees as categorical standards to evaluate the independence of our independent trustees. Using those standards, the Board reviewed the independence of each of our trustees and trustee nominees. Based upon that review, the Board has affirmatively determined that each of our trustees and trustee nominees, except Mr. Brain, have no material relationship with the Company and are thus independent in accordance with our Company Governance Guidelines and NYSE rules.
The following is a summary of our Independence Standards for Trustees. For a complete description of those standards, please review our Independence Standards for Trustees at the Company Governance section of our website at www.eprkc.com.

•	A trustee is not independent if:

•
The trustee is, or has been within the last 3 years, an employee of the Company, or an immediate family member of the trustee is, or has been within the last 3 years, an executive officer of the Company,

•
The trustee has received, or has an immediate family member who has received, during any 12-month period within the last 3 years, more than $100,000 in direct compensation from the Company, other than trustee and committee fees and pensions or other forms of deferred compensation (provided such compensation is not contingent on future service),

•
(A) The trustee or an immediate family member is a current partner of the firm that is our internal or external auditor, (B) the trustee is a current employee of such firm, (C) the trustee has an immediate family member who is a current employee of such firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice, or (D) the trustee or an immediate family member was within the last 3 years (but is no longer) a partner or employee of such firm and personally worked on the Company's audit within that time,

•
The trustee or an immediate family member is, or has been within the last 3 years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves on that company's compensation committee, or

•
The trustee is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last 3 years, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues.

•
A person who is an executive officer or affiliate of an entity that provides non-advisory financial services such as lending, check clearing, maintaining customer accounts, stock brokerage services or custodial and cash management services to the Company or its affiliates may be determined by the Board of Trustees to be independent if the following conditions are satisfied:

•	The entity does not provide financial advisory services to the Company,

•	The annual interest and/or fees payable to the entity by the Company do not exceed the numerical limitation described above,

•	Any loan provided by the entity is made in the ordinary course of business of the Company and the lender and does not represent the Company's principal source of credit or liquidity,

•
The trustee has no involvement in presenting, negotiating, underwriting, documenting or closing any such non-advisory financial services and is not compensated by the Company, the entity or any of its affiliates in connection with those services,

•
The Board affirmatively determines that the terms of the non-advisory financial services are fair and reasonable and advantageous to the Company and no more favorable to the provider than generally available from other providers,

•	The provider is a recognized financial institution, non-bank commercial lender or securities broker,

•	The trustee abstains from voting as a trustee to approve the transaction, and

•
All material facts related to the transaction and the relationship of the person to the provider are disclosed by the Company in its reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and proxy statement.

•
No person who serves, or whose immediate family member serves, as a partner, member, executive officer or in a comparable position of any firm providing accounting, consulting, legal, investment banking or financial advisory services to the Company, or as a securities analyst covering the Company, shall be considered independent until after the end of that relationship.

•
No person who is, or who has an immediate family member who is, an officer, director, more than 5% shareholder, partner, member, attorney, consultant or affiliate of any tenant of the Company or any affiliate of such tenant shall be considered independent until three years after the end of the tenancy or such relationship.

How often did the Board meet during 2012?
The Board of Trustees met ten times in 2012. No trustee attended less than 90% of the meetings of the Board and committees on which he served. Our trustees discharge their responsibilities throughout the year, not only at Board of Trustees and committee meetings, but also through personal meetings, actions by unanimous written consent and communications with members of management and others regarding matters of interest and concern to the Company.
Do the independent trustees hold regular executive sessions?
The independent trustees meet regularly in separate executive sessions without management. Mr. Druten serves as the presiding trustee at those meetings.
How can shareholders and interested parties communicate directly with the Board?
Any shareholder or interested party is welcome to send a written communication to the non-management trustees about any matter of interest related to the Company. A shareholder or interested party may communicate with the non-management trustees by either sending a letter to our address listed on the cover page of this Proxy Statement, or by visiting the Company Governance section of our website at www.eprkc.com, clicking on “Submit Anonymous Information,” and following the instructions for making a confidential submission. Such written or electronic communication will be forwarded directly to the non-management trustees and will not be screened by management. Shareholders may also make proposals and nominate candidates for trustee for consideration at any annual meeting in accordance with the procedures described in “Shareholder Proposals, Trustee Nominations and Related Bylaw Provisions” below.
What committees has the Board established?
The Board of Trustees has established an audit committee, a nominating/company governance committee, a finance committee and a compensation committee. All of our non-management trustees serve on all four committees, except for Mr. Druten who is not a member of the Audit Committee. The Board believes this promotes access to a variety of views on all four committees and helps ensure that all of the committees have a broad perspective on the Company's operations as a whole. Under our company Governance Guidelines, members of the audit, compensation and nominating/company governance committees must satisfy the NYSE's independence requirements in addition to certain requirements applicable specifically to the audit and compensation committees. Copies of the committee charters may be obtained at the Company Governance section of our website at www.eprkc.com.
Audit Committee. The audit committee oversees the accounting, auditing and financial reporting processes, policies and practices of the Company. The committee is directly responsible for assisting the Board of Trustees in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, and the performance of management's internal audit function and internal control over financial reporting.
The Board of Trustees has appointed an audit committee consisting of Messrs. Brady, Brown, Olson and Newman. The Board of Trustees has determined that all the committee members are independent in accordance with our Company Governance Guidelines and NYSE rules. The committee members also meet the additional independence standards of Exchange Act Rule 10A-3. The Board of Trustees has determined that all members of the audit committee are “audit committee financial experts,” as defined by the SEC rules, by virtue of their experience and positions held as described elsewhere in this proxy statement. Mr. Newman serves as the Chairman of the audit committee. The committee met five times in 2012.
The primary responsibility of the audit committee is to assist the Board's oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent registered public accounting firm, and the performance of the Company's internal audit function and internal control over financial reporting. The independent registered public accounting firm is responsible for auditing the Company's annual financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The independent registered public accounting firm is also responsible for auditing the effectiveness of management's internal control over financial reporting and expressing an opinion on the effectiveness of its internal control over financial reporting.

The audit committee has sole authority to engage the independent registered public accounting firm to perform audit services (subject to shareholder ratification), audit-related services, tax services and permitted non-audit services and the authorization of the payment of fees therefor. The independent registered public accounting firm reports directly to the committee and is accountable to the committee.
The audit committee has adopted policies and procedures for the pre-approval of the performance of services by the independent registered public accounting firm on behalf of the Company. Those policies generally provide that:

•
The performance by the firm of any audit services, audit-related services, tax services or other permitted non-audit services, and the related fees, must be specifically pre-approved by the committee or, in the absence of one or more of the committee members, a designated member of the committee;

•	Pre-approvals must take into consideration, and be conducted in a manner that promotes, the effectiveness and independence of the firm; and

•	Each particular service to be approved must be described in detail and be supported by detailed back-up documentation.

The audit committee has appointed KPMG LLP as the Company's independent registered public accounting firm to audit the 2013 consolidated financial statements and internal control over financial reporting for 2013, subject to shareholder ratification, and has engaged KPMG to perform specific tax return preparation and compliance, tax consulting and tax planning services during 2013. See “Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm.”
The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The members of the audit committee are not professionally engaged in the practice of accounting and, notwithstanding the designation of the audit committee members as “audit committee financial experts” pursuant to SEC rules, are not experts in the field of accounting or auditing, including auditor independence. Members of the audit committee rely without independent verification on the information provided to them and the representations made to them by management, and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting policies, appropriate internal controls and procedures to ensure compliance with accounting standards and applicable laws and regulations, appropriate disclosure controls and procedures, appropriate internal control over financial reporting, or an appropriate internal audit function, or that the Company's reports and information provided under the Exchange Act are accurate and complete. Furthermore, the audit committee's considerations and discussions referred to above and in its charter do not assure that the audit of the Company's financial statements has been carried out in accordance with Public Company Accounting Oversight Board rules, that the financial statements are free of material misstatement or presented in accordance with generally accepted accounting principles, that there were no significant deficiencies or material weaknesses in the Company's internal control over financial reporting, that the Company's independent registered public accounting firm is in fact “independent,” or that the matters required to be certified by the Company's Chief Executive Officer and Chief Financial Officer in the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q under the Sarbanes-Oxley Act and related SEC rules have been properly and accurately certified.
Nominating/Company Governance Committee. The Board of Trustees has appointed a nominating/company governance committee consisting of Messrs. Brady, Druten, Brown, Olson and Newman. The Board of Trustees has determined that all the committee members are independent in accordance with our Company Governance Guidelines and NYSE rules. The nominating/company governance committee evaluates and nominates candidates for election to the Board of Trustees and assists the Board in ensuring the effectiveness of our governance policies and practices. Candidates for nomination to the Board are evaluated and recommended on the basis of the value they would add to the Board in light of their integrity, diversity of experience, training and judgment, their financial literacy and sophistication and knowledge of corporate and real estate finance, their knowledge of the real estate and/or entertainment industry, their independence from Company management and other factors. The committee will consider nominations made by shareholders in compliance with the procedures described in “Shareholder Proposals, Trustee Nominations and Related Bylaw Provisions” below. The committee will use the same criteria to evaluate nominees recommended in good faith by shareholders as it uses to evaluate its own nominees, but may give greater weight to nominees recommended by holders of more than 5% of our outstanding common shares. Mr. Olson serves as Chairman of the nominating/company governance committee. The committee met four times in 2012.
Finance Committee. The Board of Trustees has appointed a finance committee consisting of Messrs. Brady, Druten, Brown, Olson and Newman. The Board of Trustees has determined that all the committee members are independent in accordance with our Company Governance Guidelines and NYSE rules. The primary purpose of the finance committee is to review the Company's financial policies, strategies and capital structure and take such action and make such reports and recommendations to the Board of Trustees as it deems advisable. Mr. Brady serves as Chairman of the finance committee. The committee met four times in 2012.
Compensation Committee. The Board of Trustees has appointed a compensation committee consisting of Messrs. Brady, Druten, Brown, Olson and Newman. The Board of Trustees has determined that all the committee members are independent in accordance with our Company Governance Guidelines and NYSE rules. As required under our Company Governance Guidelines, members of the compensation committee each meet the definition of “non-employee director” under SEC Rule 16b-3 and “outside director” under Section 162(m) of the Internal Revenue Code. The primary responsibilities of the compensation committee are to (1) review and approve Company goals and objectives relevant to the Chief Executive Officer's compensation, evaluate the Chief Executive Officer's performance in light of those goals and objectives, and determine and approve the Chief Executive Officer's compensation level based on that evaluation, and (2) make recommendations to the Board regarding the compensation of the Company's other executive officers and the independent trustees, as well as incentive compensation and equity-based plans that are subject to Board approval. The compensation committee may establish sub-committees consisting of one or more members to carry out duties that the compensation committee may assign. Mr. Brown serves as Chairman of the compensation committee. The committee met seven times in 2012.
What is the role of compensation consultants in determining or recommending the amount or form of executive or trustee compensation?
To assist in carrying out its responsibilities, the compensation committee regularly consults with the committee's outside compensation consultant. Under its charter, the compensation committee has authority to retain and terminate outside compensation consultants, including authority to approve the consultant's fees and other retention terms. The compensation committee retained FPL Associates L.P. ("FPL") to advise the committee with respect to its 2012 review of compensation levels for executive officers and trustees. In this role, our compensation consultant performed such duties as were requested by the committee. Those duties consisted primarily of providing market data and advice to the committee that were used to determine executive and trustee compensation, particularly analyses of the Company's executive and trustee compensation in comparison to the benchmark companies. Representatives of our compensation consultant spoke with the chairman of the compensation committee, as well as with management, in preparing for committee meetings, attended committee meetings and met in executive session with the compensation committee without the presence of management. As required under applicable SEC rules, New Item 407(e)(3)(iv) of Regulation S-K requires companies to assess whether the work of any compensation consultant who has played any role in determining or recommending the amount or form of executive or director compensation raises any "conflicts of interest." If so, the company must disclose in its proxy statement the nature of any such conflict of interest and how it is being addressed. The Company reviewed the relationships among FPL and the Company's directors and executives officers in order to assess whether the work done by FPL raised any conflicts of interest. The Company did not identify any such conflicts of interest in its inquiry of these parties as a part of this assessment.

What is our policy regarding trustee attendance at annual meetings?
Our trustees are expected to attend each annual meeting of shareholders, although conflict situations can arise from time to time. All but one of our trustees attended the 2012 annual meeting.

Family relationships.
No family relationships exist between any of our trustees, nominees or executive officers.
What is the Board's leadership structure and its role in risk oversight?
The Company believes that its Board is best characterized as independent. As noted above, a majority of the Board's members are independent and unaffiliated, with our Chief Executive Officer being the only trustee who is also a member of management. Further, although not required by our governance documents, the Company has chosen to bifurcate the role of Chief Executive Officer and Chairman of the Board of Trustees. We believe that having an independent, non-executive Chairman of the Board represents an appropriate governance practice for the Company at this time. This structure creates a separation of the day-to-day administrative and strategic planning activities of management from the Board's oversight function. This separation in turn diffuses decision-making power and fosters the need for better and more purposeful communication between management and the Board in order to achieve corporate goals that are aligned with shareholder interests.
As described in detail above, there are four committees of the Board of Trustees: the audit committee, the nominating/company governance committee, the compensation committee, and the finance committee.
The Board of Trustees and its committees play an important risk oversight role at the Company. The entire Board reviews and determines the Company's overall business strategy, the management of its balance sheet, and each year's annual budget. The Board also reviews all material acquisition, investment and disposition transactions entered into by the Company and its subsidiaries. The audit committee of the Board is specifically charged with reviewing the Company's financial risk exposures. Further, the Company's independent auditors report directly to the audit committee.
The administration of the Board's risk oversight role does not have any direct effect on the Board's leadership structure. However, we believe that the Board's structure, its committees, and the experience and diverse backgrounds of our trustees all help to ensure the integrity of the Company's risk management and oversight.
How are trustees compensated?
During 2012, each non-employee trustee received:

•
An annual retainer of $30,000, which could be taken in the form of cash or in restricted share units valued at 150% of the cash retainer amount. In 2012, each of the non-employee trustees elected to take this retainer in the form of restricted share units;

•	On the date of the annual meeting of shareholders, equity awards valued at $50,000, 75% in the form of restricted share units and 25% in the form of common share options;

•	$3,000 in cash for each Board meeting attended;

•	$2,000 in cash for each committee meeting attended; and

•	Reimbursement for any out-of-town travel expenses incurred in attending Board or committee meetings and other expenses incurred on behalf of the Company.

The Chairman of the Board and the Chairmen of the audit, compensation, finance and nominating/company governance committees each received additional annual retainers of $10,000, which could be taken in cash or in restricted share units valued at 150% of the cash retainer amount. In 2012, each of the non-employee trustees elected to take these additional retainers in the form of restricted share units. In addition, the Board has established an investment committee to review potential investments prior to Board approval, chaired by one Board representative. In 2012, the investment committee chairman received an annual retainer of $10,000 and an additional monthly retainer of $4,000, both taken in cash.

Each restricted share unit granted to the non-employee trustees initially represents one common share. The restricted share units vest upon the earlier of the day preceding the Company's next annual meeting of shareholders or a change in control of the Company. Vested restricted share units entitle the holders thereof to receive one common share for each unit upon the date such holder is no longer a trustee or such other date or dates as specified by the trustee prior to the grant. The options granted to the non-employee trustees were fully vested upon grant but may not be exercised for a period of one year after the grant. The options expire after ten years unless terminated earlier because of a trustee's termination from the Board. All of the restricted share units and options granted to our non-employee trustees during 2012 were issued under our 2007 Equity Incentive Plan.
Effective January 1, 2013, each non-employee trustee will receive as compensation:

•	An annual retainer of $50,000, which can be taken in the form of cash or in restricted share units valued at 150% of the cash retainer amount;

•	On the date of each annual meeting of shareholders, equity awards valued at $75,000 in the form of restricted share units;

•	$3,000 in cash for each Board meeting attended;

•	$2,000 in cash for each committee meeting attended; and

•	Reimbursement for any out-of-town travel expenses incurred in attending Board or committee meetings and other expenses incurred on behalf of the Company.

The Chairman of the Board will receive an annual retainer of $30,000 and the Chairmen of the audit, compensation, finance and nominating/company governance committees will each receive annual retainers of $15,000, which can be taken in cash or in restricted share units valued at 150% of the cash retainer amount. In addition, the chairman of the investment committee will receive an additional monthly retainer of $2,000 in cash. The Chairman of the investment committee may select, from time to time, one or more other trustees to participate in meetings of the committee and any trustees so selected will receive an additional monthly retainer of $2,000 in cash for any month in which the trustee participated in a meeting.
Employees of the Company or its affiliates who are trustees are not paid any additional compensation for their service on the Board. Therefore, Mr. Brain is not listed in the Trustee Compensation table below.

Trustee Compensation for Fiscal 2012
The following table contains information regarding the compensation earned by the non-employee members of the Board of Trustees during 2012:

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2) (3)	Option Awards (2) (4)	Non-Equity Incentive Plan Compensa- tion	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensa- tion	Total
Barrett Brady	$163,000	$57,500	$12,500	—	—	—	$233,000
Robert J. Druten	100,000	57,500	12,500	—	—	—	170,000
Peter C. Brown	107,000	57,500	12,500	—	—	—	177,000
James A. Olson	107,000	57,500	12,500	—	—	—	177,000
Jack A. Newman, Jr.	110,000	57,500	12,500	—	—	—	180,000

(1)
Amounts include annual retainers for each trustee, additional annual retainers for each trustee serving as Chairman of the Board or as a chairman of committees of the Board, additional monthly retainers for Mr. Brady, who served as chairman of the investment committee, and fees for attending Board and Board committee meetings. Each of the trustees elected to receive their annual retainers and additional annual retainers for 2012 in the form of restricted share units with an aggregate grant date fair value per trustee of $60,000. See note 2 below for a discussion of the method used in determining the aggregate grant date fair value of the restricted share units.

(2)
Amounts reflect the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718. For policies used in determining these values, refer to Note 2 of the Company's financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC.

(3)
Amounts include: (i) restricted share unit awards granted to each trustee on the date of the Company's 2012 annual meeting of shareholders with an aggregate grant date fair value per award of $37,500; and (ii) the incremental aggregate grant date fair value of the restricted share units that a trustee, by accepting restricted share units instead of cash for their annual retainers and additional annual retainers, received in excess of the annual cash retainers that the trustee would have otherwise received, which was $20,000 per trustee in 2012. Nonvested restricted share units held by trustees and outstanding at December 31, 2012 include: (i) Mr. Brady - 2,185; (ii) Mr. Druten - 2,185; (iii) Mr. Brown - 2,185; (iv) Mr. Olson - 2,185; and (v) Mr. Newman - 2,185.

(4)
Amounts include option awards granted to each trustee on the date of the Company's 2012 annual meeting of shareholders with an aggregate grant date fair value per award of $12,500. Unexercised option awards held by trustees and outstanding at December 31, 2012 include: (i) Mr. Brady - 17,557; (ii) Mr. Druten - 30,890; (iii) Mr. Brown - 3,858; (iv) Mr. Olson - 8,858; and (v) Mr. Newman - 7,557.

EXECUTIVE OFFICERS
Here are our executive officers and some brief information about their backgrounds.
David M. Brain, 56, is our President and Chief Executive Officer and a member of our Board. His background is described in “Proposal 1: Election of Trustees.”
Gregory K. Silvers, 49, was appointed our Executive Vice President in February 2012. From 1998 until this appointment, he served as our Vice President. Mr. Silvers has also served as our Chief Operating Officer since 2006 and Chief Development Officer since 2001, and he previously served as our Secretary and General Counsel from 1998 until October 2012. From 1994 to 1998, he practiced with the law firm of Stinson Morrison Hecker LLP specializing in real estate law. Mr. Silvers received his J.D. in 1994 from the University of Kansas.
Mark A. Peterson, 49, was appointed our Senior Vice President in February 2012. From 2004 until this appointment, he served as our Vice President. Mr. Peterson has also served as our Chief Financial Officer and Treasurer since 2006. From 1998 to 2004, Mr. Peterson was with American Italian Pasta Company (“AIPC”), a publicly traded manufacturing company, most recently serving as Vice President-Accounting and Finance. Mr. Peterson was Chief Financial Officer of J.C. Nichols Company, a real estate company headquartered in Kansas City, Missouri, from 1995 until its acquisition by Highwoods Properties, Inc. in 1998. Mr. Peterson is a C.P.A. and received a B.S. in Accounting, with highest honors, from the University of Illinois in 1986.
AIPC was the subject of an investigation by the SEC. Based on discussions with the staff of the SEC, Mr. Peterson submitted an Offer of Settlement (the “Offer”) to the SEC with respect to his prior employment at AIPC. The subject matter of the SEC's investigation and the Offer do not relate to Mr. Peterson's service as Chief Financial Officer of the Company. Without admitting or denying any charges that may have been brought against him, Mr. Peterson offered to consent to a cease and desist order. Based upon the Offer, on September 15, 2008, the SEC issued an order (the “Order”) that Mr. Peterson cease and desist from causing any violations of certain of the SEC's reporting requirements, and books and records and internal accounting controls provisions. The Order does not include any finding that Mr. Peterson was complicit in any fraudulent scheme that may have been committed by others at AIPC and no fine or penalty was assessed against Mr. Peterson.
Morgan G. Earnest II, 57, was appointed our Senior Vice President in February 2012. Mr. Earnest has also served as our Chief Investment Officer since 2009. Prior to joining the Company, he was an Executive Vice-President of Capmark Financial Group, Inc. (“Capmark,” formerly GMAC Commercial Mortgage Corporation, or “GMACCM”) and was responsible for the co-management of Lending and Originations for both North America and Europe. On October 25, 2009, Capmark filed for bankruptcy. Formerly, Mr. Earnest was responsible for the GMACCM's Specialty Lending Groups, which consisted of the Healthcare, Hospitality and Construction Lending Divisions. Prior to joining GMACCM, Mr. Earnest was a principal of Lexington Mortgage Company which was acquired by GMACCM in March 1996. Mr. Earnest has an M.B.A. from the Colgate Darden Graduate School of Business Administration, University of Virginia and is a graduate of Tulane University.
Neil E. Sprague 58, was appointed our Senior Vice President, Secretary and General Counsel in October 2012. From November 2007 until the time he joined the Company, Mr. Sprague was Associate General Counsel of DineEquity, Inc. (“DineEquity”), a publicly-held corporation and the largest full-service dining chain in the world. At DineEquity, Mr. Sprague most recently served as Brand General Counsel for both Applebee's International, Inc. (“Applebee's”) and for IHOP Corporation (“IHOP”), the two operating subsidiaries of DineEquity. From 2005 until the 2007 merger of Applebee's and IHOP, he was Associate General Counsel of Applebee's. From 1995 to 2005, Mr. Sprague was a partner in the Business Law Division of the law firm of Shook, Hardy & Bacon L.L.P., where he practiced commercial real estate and general business law. Mr. Sprague received a B.S.B.A. in 1976 and a J.D. in 1981, both with honors, from the University of Missouri-Columbia.
Michael L. Hirons, 42, was appointed our Vice President Strategic Planning in February 2012. From 2006 until his appointment he served as our Vice President-Finance.  From 2004 to 2006 Mr. Hirons was a co-founder and principal with Preferred Finance Partners, Inc., a firm that provided corporate financial consulting services. From 2000 to 2004,

Mr. Hirons was with American Italian Pasta Company, a publicly traded manufacturing company, most recently serving as Director of Strategic Business Unit Finance. Mr. Hirons is a C.P.A. and received two bachelor's degrees, with highest distinction, from the University of Kansas in 1993.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Our compensation program for our principal executive officer, principal financial officer and the three most highly compensated other executive officers (which we refer to collectively as our “Named Executive Officers”) is designed to attract and retain quality executives, motivating them to achieve and rewarding them for superior performance. Our executive compensation program emphasizes performance-based incentive compensation under our annual incentive program ("Annual Incentive Program") and long-term incentive plan ("Long-Term Incentive Plan") payable primarily through equity grants, a substantial portion of which is considered at risk, and which are administered by the compensation committee of our Board of Trustees (the "Compensation Committee"). The Compensation Committee is responsible for establishing the underlying policies and principles for our compensation program, selecting from among our eligible executives the individuals to whom particular compensation awards will be granted and establishing the terms, conditions and amounts of those awards. No member of our Compensation Committee is eligible to participate in our executive compensation program, but each such member is compensated as a non-employee trustee of our Company as described under the caption “Company Governance - How are trustees compensated?”

Our Company entered 2012 with a strong balance sheet and positioned to grow investment spending across its operating segments. In this regard, we experienced the following highlights that were considered by the Compensation Committee:

•	Completed approximately $298.1 million of investment spending, an increase of 116% over investment spending in 2011, including:

◦	Entertainment investment spending of $121.5 million relating primarily to investments in build-to-suit construction of megaplex theatres and family entertainment centers;

◦	Education investment spending of $81.4 million, relating primarily to investments in build-to-suite construction of public charter schools; and

◦	Recreation investment spending of $83.6 relating primarily to metro ski areas and golf entertainment complexes;

•	Funds From Operations (“FFO”) per share, and FFO, as adjusted, per share, for 2012 increased 12.2% and 7.6%, respectively, as compared to 2011;

•
Launched name change and rebranding signifying the Company's ongoing strategic evolution as an investor in select categories that require unique industry knowledge and offer the potential for stable and attractive returns;

•	Executed public offerings of $350 million of 5.75% Senior Notes and $125.0 million of 6.625% Series F Cumulative Redeemable Preferred Shares;

•	Executed $240.0 million five year unsecured term loan facility with pricing based on a grid related to the Company's senior unsecured credit ratings, which at closing was LIBOR plus 175 basis points;

•	Redeemed 4.6 million shares of 7.375% Series D Cumulative Redeemable Preferred Shares;

•	Maintained our debt to gross assets ratio (total long-term debt to total assets, plus depreciation and amortization) at 41% at December 31, 2012; and

•	Raised the dividend on common shares 7%.
During the first quarter of 2013, equity awards in the form of share options and restricted shares were granted to the Named Executive Officers taking into account 2012 Company performance, each executive's individual performance during 2012, as well as the level of equity grants received for 2011 performance. Based on these factors, Annual Incentive Program bonuses were awarded at 100% of target levels and Long-Term Incentive Plan awards were granted at 130% to 135% of target levels for each Named Executive Officer. Based on the Compensation Committee's assessment, the award values approved for the Named Executive Officers under the Annual Incentive Program were due primarily to the 7.6% growth in FFO as adjusted per share, and awards under the Long-Term Incentive Plan were due primarily to the relative total shareholder return over a three-year period at the 67th percentile level.

The remainder of this Compensation Discussion and Analysis addresses the following topics in greater detail:

•	The philosophy and principles of our executive compensation program;

•	Our compensation setting process;

•	The design and implementation of our compensation program, including:

◦	The determination of base salary for our Named Executive Officers

◦	The determination of annual bonuses under our Annual Incentive Program and the role of equity grants in that program

◦	The determination of equity grants under our Long-Term Incentive Plan;

•	How the Compensation Committee considered the results of the “say-on-pay” shareholder vote held at the latest annual meeting of Shareholders;

•	The compensation of our President and Chief Executive Officer;

•	How the Compensation Committee's policies relate to risk management;

•	The Company's share ownership guidelines; and

•	The manner in which our Company addresses Internal Revenue Code limits on deductibility of compensation.
Compensation philosophy and principles

Our Compensation Committee works with management and our Board of Trustees to ensure that our executive compensation program facilitates the attraction, retention and motivation of our executives to promote our Company's business objectives.

Underlying our compensation program is a compensation philosophy that seeks to:

•	Create a balanced and competitive compensation program utilizing base salary, annual incentives, long-term equity-based incentive compensation and other benefits;

•	Emphasize variable performance-based compensation;

•	Reward executives for performance on measures designed to increase shareholder value; and

•
Use equity-based incentives, including nonvested restricted share awards and share options, to ensure that executives are focused on providing appropriate dividend levels and building shareholder value by aligning the executive's interests with those of our shareholders.

Elements of compensation provided to our Named Executive Officers include:

•	Base salary;

•	Annual incentive awards;

•	Long-term equity incentive awards;

•	Perquisites and other personal benefits;

•	Severance benefits; and

•	Share ownership guidelines.
We have adopted these various elements of compensation to attract and retain quality executives, to provide incentives to maximize certain quantitative performance measures and to align the interests of our executives with those of our shareholders, with the goal of maximizing shareholder value creation. Base salary, perquisites and other benefits are provided to compensate executives competitively relative to the market. Annual incentive awards are designed to primarily reward short-term operational and financial performance. Our Long-Term Incentive Plan awards are designed to encourage the creation of long-term shareholder value and reward long-term performance through a combination of equity grants in the form of nonvested restricted shares and share options, the values of which are primarily tied to the long-term value of the Company's shares, along with a focus on the various performance factors used by the Compensation Committee which accentuate the creation of long-term shareholder value. Severance benefits are designed to provide stability during a potential change in control of our Company by encouraging executives to cooperate with a future process that may be supported by our Board, without being distracted by the possibility of termination or demotion after the change in control.

Our Compensation Committee generally has attempted to set base salaries that approximate the medians provided by a peer group of companies for comparable positions and responsibilities, and to place a relatively higher emphasis on performance-based incentive compensation payable under our Annual Incentive Program and Long-Term Incentive Plan (discussed below under the caption “Compensation program design and implementation”).

Compensation setting process

Our Compensation Committee meets at the beginning of each year to make decisions regarding our Named Executive Officers' compensation. When making these decisions, our Compensation Committee considers the performance of our Company and of each Named Executive Officer, available industry-based compensation information and the actual compensation provided to each Named Executive Officer for each of the last three fiscal years. Based upon the review of this information, together with recommendations provided by our Chief Executive Officer, Mr. Brain, our Compensation Committee sets, for each of the Named Executive Officers, the base salary for the new fiscal year, determines the Annual Incentive Program awards for the most recently completed year and the level of long-term incentive awards under our 2007 Equity Incentive Plan. In addition to the input of the Chief Executive Officer, other Named Executive Officers attend meetings of our Compensation Committee from time to time and provide historical and prospective breakdowns of primary compensation components for each Named Executive Officer, and additional context with respect to Company performance. Our Compensation Committee makes the final determinations on all elements of each Named Executive Officer's compensation.

Our Compensation Committee attempts to provide base salary at competitive levels, based on its assessment of salary levels that are intended to appeal to talented executives, both prospective new hires and our existing executive team. Similarly, perquisites and other benefits are reviewed annually and provided on such terms as are considered by our Compensation Committee to be reasonable and appropriate relative to those provided for similarly situated executive talent.

Our Compensation Committee has not established fixed or formulaic performance targets with respect to incentive compensation under either our Annual Incentive Program or our Long-Term Incentive Plan. However, under each of these programs, our Compensation Committee is guided by identified performance measures to make an initial determination of the respective award. Upon making this determination, the Compensation Committee may adjust the amount determined based on subjective and qualitative considerations of individual performance and the performance of the Company. Our Compensation Committee believes this subjective approach provides it with the flexibility to address changing market conditions, while still permitting the Compensation Committee to consider our Company's performance by annually reviewing the performance measures identified by the Compensation Committee early in each year.

Our Compensation Committee determines performance bonuses awarded under our Annual Incentive Program as a percentage of annual base salary. Relevant performance factors are identified at the beginning of each year and are then reviewed at the beginning of the following year, at which time the actual bonus amount is determined. Similarly, awards under our Long-Term Incentive Plan are calculated as a multiple of annual base salary, with relevant performance factors being identified at the beginning of each year and then reviewed at the beginning of the following year, at which time the actual award under our Long-Term Incentive Plan is determined.

Our Compensation Committee has retained FPL Associates L.P. to advise the Compensation Committee with respect to its review of compensation levels for our Named Executive Officers. The Compensation Committee has determined that FPL Associates is independent under our New York Stock Exchange listing requirements. In mid 2010, FPL Associates met with the Compensation Committee and management to reconsider the composition of the peer group used in the Compensation Committee's analysis. At that time, the Compensation Committee asked FPL Associates to review the peer group, particularly in light of changes in the economic environment and its impact on the size, performance and comparability of the Company with the prior group and the desire to maintain a peer group in which the Company is near the median of the total capitalization. In this regard, the Compensation Committee also considered multiple criteria for inclusion in the new peer group, including: company size (measured by market capitalization, total capitalization and number of properties); focus on unique market segments or niches within the commercial real estate industry; diversified real estate portfolio across asset classes; and net-lease operations. Utilizing these criteria, FPL Associates identified a peer group of 12 comparable public REITs, in which the Company's market value of common shares and total capitalization as of July 1, 2010 ranked at the 44th percentile and 55th percentile, respectively. The Compensation Committee reviews this peer group on an annual basis and for 2012 elected to continue using the peer group established in 2010. Based upon this process, the peer group for 2012 consisted of:

American Campus Communities, Inc.	Home Properties, Inc.
BioMed Realty Trust, Inc.	Lexington Realty Trust
Brandywine Realty Trust	National Retail Properties, Inc.
Corporate Office Properties Trust	Omega Healthcare Investors Inc.
Equity One Inc.	Realty Income Corporation
Highwoods Properties, Inc.	Washington Real Estate Investment Trust
In fall 2011, FPL Associates prepared a benchmarking analysis comparing our executive compensation practices to the compensation practices of the new peer group, using available compensation data for 2010. The benchmarking analysis prepared by FPL Associates included an assessment of base salaries, annual incentives and total annual cash compensation, long-term incentives and total direct compensation. FPL Associates also provided the Compensation Committee with an overview of the public REIT sector and private sector compensation programs for recent years. This analysis generally indicated that, consistent with our compensation philosophy, with respect to 2010 compensation for Named Executive Officers:

•	Base salaries were generally in line with the median market practices when benchmarking by either comparable position and responsibilities or executive ranking within the peer group organizations;

•
Total annual cash compensation (base salary plus annual incentive awards) was generally below market levels falling between the 25th percentile and median marketing practices, notwithstanding the payment of awards under the Annual Incentive Program for 2010 that were largely above target levels;

•
Total long-term incentive compensation exceeded the market median but lagged behind the 75th percentile market practices, due to the Compensation Committee's determination to make awards for 2010 at target levels; and

•	Total remuneration for 2010 ranked in line with median market practices.
This information was considered by the Compensation Committee in connection with establishing base salaries for 2012 and the potential awards for 2012 under the Annual Incentive Program and the Long-Term Incentive Plan.

In fall 2012, FPL Associates prepared a benchmarking analysis comparing our executive compensation practices to the compensation practices of the new peer group, using available compensation data for 2011. The analysis prepared by FPL Associates included an assessment of base salaries, annual incentives and total annual cash compensation, long-term incentives and total direct compensation. FPL evaluates our executives in two distinct comparisons, by benchmark and executive ranking. The benchmark approach draws its comparison from positions with a similar role and responsibility, whereas the executive approach ranks the executive in terms of total remuneration to the other Named Executive Officers sorted by pay in descending order. FPL Associates also provided the Compensation Committee with an overview of the public REIT sector and private sector compensation programs for recent years. This analysis generally indicated that, consistent with our compensation philosophy, with respect to 2011 compensation for Named Executive Officers:

•	Base salaries were generally ranked between the median and 75th percentile by benchmark and executive ranking;

•	Total annual cash (base salary plus annual incentive awards) lagged the 25th percentile by benchmark and fell in line with (i.e., was within +/- 10%) of the 25th percentile by executive ranking;

•	Total long-term incentive compensation fell in between the median and 75th percentile of market practices (2011 equity grants were awarded at levels between 120% and 130% of our target);

•	The weighted average total remuneration for our Named Executive Officers fell in line with the 25th percentile by benchmark and the median by executive ranking;

•
The aggregate total remuneration paid to our Named Executive Officers fell in at the 39th percentile when compared to the peer group over a one-year period (2011) and slightly below that of the 38th percentile over a three-year period (2009, 2010 and 2011); and

•
Based on a related analysis comparing total shareholder return, or TSR, over the three-year period and compensation provided to the top five highest paid executives over such time frame, our relative performance exceeded their relative compensation, meaning that we ranked at the 38th percentile for total remuneration, but our three-year performance fell in at the 78th percentile, indicating slightly low compensation for high performance.

This information was considered by the Compensation Committee while determining the 2012 awards under the Annual Incentive Program and Long-Term Incentive Plan to maintain an appropriate level of consistency with the peer group.

Compensation program design and implementation

Our Compensation Committee uses the elements of executive compensation described below to meet its compensation objectives for executive officers. The percentage of a Named Executive Officer's total compensation that is comprised of each of the compensation elements is not specifically determined, but instead, is a result of the targeted competitive positioning for each element (i.e., at approximately the market medians for base salaries, and performance based Annual Incentive Program awards and Long-Term Incentive Plan awards that are competitive with those of our peer group). Typically, Long-Term Incentive Plan awards comprise a significant portion of a Named Executive Officer's total compensation. This is consistent with our Compensation Committee's desire to reward long-term performance in a way that is aligned with shareholders' interests. The following table sets forth the amounts of, and the percentages of total compensation represented by, the three principal elements of compensation for each of the Named Executive Officers for 2012 (but does not include severance benefits, perquisites and other personal benefits):

	Base Salary		Annual Incentive Program		Long-Term Incentive Plan
	Amount	%	Amount	%	Amount	%
David M. Brain	$570,000	18.6	$570,000	18.6	$1,923,750	62.8
Gregory K. Silvers	475,000	20.3	427,500	18.2	1,442,813	61.5
Mark A. Peterson	330,000	22.2	264,000	17.8	891,000	60.0
Morgan G. Earnest II	385,000	22.7	308,000	18.2	1,001,000	59.1
Michael L. Hirons	250,000	25.9	175,000	18.1	540,000	56.0

Base Salary. Base salary is established at a level intended to approximate the median of base salaries provided by a peer group of companies for comparable positions and responsibilities. Setting base salaries at this level is intended to allow us to emphasize performance-based incentive compensation payable under our Annual Incentive Program and Long-Term Incentive Plan. For 2012, the Compensation Committee determined that an appropriate increase of base salaries for Named Executive Officers should approximate 3%, provided that a more significant increase for Mr. Silvers of 17% was determined appropriate due to the increased role he will have under the Company's organizational structure. In addition, the Compensation Committee believed that Mr. Hirons' significant responsibilities within the small group of executives made comparable benchmarking analysis difficult and understated his value to the Company. Therefore an increase of 8.7% was determined for Mr. Hirons. For 2013, base salaries for the Named Executive Officers increased 2%, except that Mr. Brain and Mr. Peterson received increases of 3% and 5%, respectively, primarily to address benchmarking data that indicated that their base salaries were falling behind median levels.

Annual Incentive Program. Our Compensation Committee determines annual incentive amounts based upon an assessment of a combination of the individual performance of the executive and the Company's overall performance as evaluated in terms of a variety of goals and metrics. Our Compensation Committee has identified several performance factors that it considers in its determination of performance bonuses under our Annual Incentive Program, but did not set specific performance goals for all of these metrics. In establishing performance factors, our Compensation Committee strives to ensure that: incentives are aligned with the strategic goals set by our board; targets are sufficiently ambitious so as to provide a meaningful incentive; and bonus payments will be consistent with the overall compensation program established by our Compensation Committee.

At the beginning of 2012, our Compensation Committee identified two primary quantitative performance factors, each of which constitute 50% of the initial incentive payout determination:

•	Growth in FFO, as adjusted, per share; and

•	Relative one-year total shareholder return.
Our Board of Trustees tracks FFO and FFO, as adjusted, per share growth on a regular basis, and, like many other REITs, considers growth in FFO, as adjusted, to be the most important measure of Company performance. The National Association of Real Estate Investment Trusts developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is a widely used measure of the operating performance of real estate companies. For 2012, the Company achieved 7.6% Growth in FFO, as adjusted, per share, which exceeded the Compensation Committee's maximum performance target.

Relative one-year total shareholder return measures the Company's total shareholder return on a percentile basis to the total shareholder return of the members of our peer group over the same period. For these purposes, total shareholder return on common shares, including dividends and distributions, is measured by volume weighted average price per share for the last 10 trading days of December 2011 compared to the last 10 trading days of December 2012. For 2012, the Company ended at the 21st percentile, which is below the Compensation Committee's minimum performance target of obtaining a 40th percentile ranking among its peer group with respect to total shareholder return.

Achieving the maximum level for Growth in FFO, as adjusted, per share, but failing to achieve the minimum level for relative one-year total shareholder return resulted in an initial determination that awards should be granted at the target level. Upon making this initial determination, the Compensation Committee may increase or reduce the determined amount based on subjective considerations of individual performance for each Named Executive Officer and overall Company performance. The Compensation Committee's evaluation of the individual performance of executive officers is a qualitative approach based upon subjective factors. The evaluation of the Company's overall performance is measured against factors determined by the Compensation Committee in its discretion, which may include the following:

•
Company operations, including revenue, expense control, FFO per share performance, access to capital, debt levels, vacancy levels and resolution thereof, credit quality, acquisition levels, yields and internal rates of return, asset diversification, trading multiples, dividend yields and increases, executive peer evaluations and new initiatives suggested and implemented.

•
Shareholder returns, including absolute returns and comparative returns, as compared with those of other REITs and other stock indices, and a subjective analysis of the relative risk taken by peer companies. The Committee's subjective judgment with respect to awards will be strongly influenced by absolute shareholder returns.

•
REIT compensation levels, including what peer companies are paying for comparable positions and responsibilities, the availability of employment alternatives for the executive officer, the executive officer's value to our Company, the future prospects for the executive officer, the anticipated difficulty of replacing the executive officer and the executive officer's performance relative to that in prior years.

Our Compensation Committee has also considered each year a variety of other factors, some of which are more qualitative in nature, to determine the performance bonuses that will be awarded pursuant to our Annual Incentive Program. Included in the factors the Compensation Committee intends to consider when exercising this discretion is their evaluation of the individual performance of each Named Executive Officer and overall Company performance, including the evaluation of performance factors such as capital formation, debt ratios, expense management, total shareholder returns and dividend rates. After the conclusion of each fiscal year, our Compensation Committee considers the performance of our Company and each Named Executive Officer, the achievement of these performance factors and the recommendations of our Chief Executive Officer and makes a subjective determination as to the amount of any performance bonuses that are awarded.

In late 2012 and early 2013, our Compensation Committee reviewed our Company's performance and the factors that the Compensation Committee articulated in early 2012, and considered the recommendations the Chief Executive Officer provided to our Compensation Committee for bonuses under our Annual Incentive Program, based on the Company's overall performance as measured against our Company's stated performance factors for 2012 and individual performance for each executive. Our Compensation Committee's evaluation of the individual performance of executive officers is a qualitative approach based upon subjective factors. The Compensation Committee viewed the personal performance of each of the named executive officers, including progress with the Company's strategic planning and organizational changes, as well as our Company's success with maintaining a strong balance sheet and liquidity position.

Our Compensation Committee established for 2012 a minimum, target and maximum level of performance bonus packages that may be paid to each Named Executive Officer under our Annual Incentive Program. The minimum, the target and the maximum stated opportunities are shown below, are subject to the discretion of the Compensation Committee:

	Minimum	Target	Maximum
David M. Brain	50%	100%	200%
Gregory K. Silvers	45%	90%	180%
Mark A. Peterson	40%	80%	160%
Morgan G. Earnest II	40%	80%	160%
Michael L. Hirons	35%	70%	140%

Based upon our Compensation Committee's evaluation of individual performance and the primary performance factors it articulated for 2012 (discussed above), the Compensation Committee established bonuses under our Annual Incentive Program at 100% of target levels established for 2012 for each of the Named Executive Officers. As a result, in January 2013, our Compensation Committee approved the following bonuses under our Annual Incentive Program for our Named Executive Officers for 2012:

	Percent of Base Salary	Amount
David M. Brain	100%	$570,000
Gregory K. Silvers	90%	427,500
Mark A. Peterson	80%	264,000
Morgan G. Earnest II	80%	308,000
Michael L. Hirons	70%	175,000

Performance bonuses awarded under our Annual Incentive Program are payable in cash, nonvested restricted common shares or a combination of cash and nonvested restricted common shares, at the election of the executive. Our Compensation Committee believes that allowing executives to receive all, or a portion of their annual incentive in the form of nonvested restricted common shares provides an additional opportunity to increase their ownership levels in the Company and aligns executives' long-term interests with our shareholders' interests in value creation. For 2012, executives electing to receive nonvested restricted common shares as payment of their annual incentive received an award having a value equal to 150% of the cash amount they otherwise would have received. For 2012, each of the Named Executive Officers elected to receive 100% of his performance bonus in the form of nonvested restricted common shares. Nonvested restricted common shares issued as payment of annual incentive awards vest at the rate of 33 1/3 % per year during a three-year period. For purposes of determining the total number of nonvested restricted shares awarded under our Annual Incentive Program, nonvested restricted shares were valued using a volume weighted average price based on the 15 trading days prior to and after December 31, 2012 ($46.20).

Long-Term Incentive Plan. Our Compensation Committee may award incentive compensation to our executive officers pursuant to our Long-Term Incentive Plan. Our Compensation Committee's practice is to award long-term incentives annually, with 75% of the value granted in the form of nonvested restricted common shares and the remaining 25% granted in the form of either share options or payment of the difference between the annual premium payable by our Company on term life insurance for the benefit of the executive and the annual premium for the same amount of whole life insurance for that executive plus related income tax (the “Life Insurance Benefit”), or a combination of options and the Life Insurance Benefit, at the election of the executive. However, executives may elect to receive 60% of their annual award in the form of restricted shares and the remaining 40% in the form of share options, the Life Insurance Benefit or a combination of options and the Life Insurance Benefit. Our Compensation Committee believes that providing a portion of the award in the form of share options aligns executive and shareholder interests as share options only increase in value when the share price increases. In addition, offering nonvested restricted shares, which retain value during difficult business climates, enhances our ability to retain the Named Executive Officers. Nonvested restricted common shares and share options issued as payment of Long-Term Incentive Plan awards vest at the rate of 25% per year during a four-year period. The Compensation Committee has determined that it will phase out the Life Insurance Benefit over time.

Awards under our Long-Term Incentive Plan are made in the first quarter of each fiscal year, at the same time as bonuses under our Annual Incentive Program are determined. The Named Executive Officers have the opportunity to realize awards (stated as a multiple of annual base salary) under our Long-Term Incentive Plan, which the Compensation Committee has targeted to be between the minimum and the maximum stated below, subject to the discretion of the Compensation Committee:

	Minimum	Target	Maximum
David M. Brain	1.25	2.50	5.00
Gregory K. Silvers	1.125	2.25	4.50
Mark A. Peterson	1.00	2.00	4.00
Morgan G. Earnest II	1.00	2.00	4.00
Michael L. Hirons	0.80	1.60	3.25

At the beginning of 2012, our Compensation Committee identified one primary quantitative performance factor: relative three-year shareholder return. The Compensation Committee determined minimum, target and maximum levels as follows:

Percentile of Company VWAP Measured TSR	Award Level
40th Percentile	Minimum
60th Percentile	Target
80th Percentile	Maximum

For 2012 awards, an initial determination of long-term incentive plan awards was calculated based upon the relative total shareholder return over a three-year period ended on December 31, 2012 calculated in the same manner as relative total shareholder return is calculated for the Annual Incentive Program other than the period used for the comparison with the peer group. For the three-year period ended December 31, 2012, the relative total shareholder return was at the 67th percentile, indicating awards at 135% of target level. The Committee retains the subjective discretion to provide for an award based upon other factors on the same basis as applied under the Annual Incentive Program. In applying this discretion, the Committee is strongly influenced by absolute shareholder returns.

Based upon our Compensation Committee's evaluation of individual performance and the primary performance factor it articulated for 2012 (discussed above), the Compensation Committee made awards under the Long-Term Incentive Plan to executive officers of our Company at between 130% and 135% of the target level for each of the Named Executive Officers. Accordingly, our Compensation Committee made the following awards under our Long-Term Incentive Plan to the executive officers of our Company in January 2013 based on 2012 performance:

	Multiple of Base Salary	Total Value of Award	Restricted Shares Awarded (1)	Options Awarded (2)	Insurance Premium and Tax Benefit
David M. Brain	3.38	$1,923,750	30,757	39,681	$—
Gregory K. Silvers	3.04	1,442,813	23,068	19,566	123,560
Mark A. Peterson	2.70	891,000	14,245	4,449	168,824
Morgan G. Earnest II	2.60	1,001,000	16,004	13,076	91,770
Michael L. Hirons	2.16	540,000	8,634	2,825	100,757

(1)
For purposes of determining the total number of nonvested restricted shares awarded under our Long-Term Incentive Plan, nonvested restricted shares were valued on February 21, 2013, the date the award was granted, using a volume weighted average price based on the last 30 trading days prior to February 21, 2013 ($46.91).

(2)
For purposes of determining the number of options awarded under our Long-Term Incentive Plan, each option to purchase a common share is given the value determined based upon a Black-Scholes value of $12.12 determined (in a manner consistent with the methodology used with respect to its financial statements prepared for the most recently completed fiscal year) on February 21, 2013, the date the award was granted. The exercise price of the option is the closing price of our Company's common shares on the New York Stock Exchange on the date the award was granted ($47.21).

Perquisites and Other Personal Benefits. Our Company offers the following personal benefits and perquisites to the Named Executive Officers:

•	Vehicles. We have acquired vehicles that the Named Executive Officers are entitled to use. Each of those Named Executive Officers is taxed for personal use of the vehicles.

•
Life Insurance. Under our Company's insurance benefit plan, our Company pays the premium for term life insurance for the benefit of each Named Executive Officer. At the election of each Named Executive Officer, a portion of each award under our Long-Term Incentive Plan may be used for the payment of the difference between the annual premium payable by our Company on such term life insurance and the annual premium for the same amount of whole life insurance for that executive plus related income tax.

•
Employment Agreements and Severance Benefits. Each of our Named Executive Officers have entered into employment agreements with the Company. The employment agreements include severance benefits for the Named Executive Officers. These agreements were designed to:

◦	Preserve our ability to compete for executive talent; and

◦
Provide stability during a potential change in control by encouraging executives to cooperate with a future process that may be supported by the Board, without being distracted by the possibility of termination or demotion after the change in control.

Under the employment agreements, severance benefits are triggered in the event of death, termination due to disability, termination by our Company without cause, or termination by the executive for good reason. The definitions of “cause” and “good reason” are provided below in “Potential Payments Upon Change in Control.” The severance benefits consist of:

•
The sum of the executive's base salary in effect on the date of termination, the value of the annual incentive bonus under our Annual Incentive Program for the most recently completed year, and the value of the most recent long-term incentive award made under our Long-Term Incentive Plan, times a severance multiple (which is three for Messrs. Brain, Silvers, Earnest and Peterson, and two for Mr. Hirons);

•	Continuation of certain health plan benefits for a period of years equal to the severance multiple; and

•	Vesting of all unvested equity awards.
2013 Compensation Program Modifications. As a result of its annual review of the executive compensation program, the Compensation Committee elected to implement several modifications intended to improve the program. Beginning with 2013, the Compensation Committee will no longer utilize relative one-year total shareholder return of the Company compared to the peer group as one of the two primary quantitative performance factors of the Annual Incentive Program. This factor will be replaced with a one-year total shareholder return compared to the one-year performance of the NAREIT Equity REIT Index (UNUS). The Compensation Committee will continue to utilize growth in FFO, as adjusted, per share as the other quantitative performance factor for the Annual Incentive Program.

Similarly, the Compensation Committee will no longer utilize as the sole quantitative performance factor of the Long-Term Incentive Plan relative three-year total shareholder return of the Company compared to the peer group, but will transition to a three-year total shareholder return of the Company compared to three-year performance of the NAREIT Equity REIT Index (UNUS). The transition to this approach will involve using only a one-year period of comparison for 2013, a two-year period of comparison for 2014, and thereafter the full three-year comparison. This approach was taken to avoid using years of performance that were completed and known at the time the new performance factor was adopted.

The Compensation Committee also modified the peer group to reflect developments since the latest changes made in 2010. The peer group will no longer be used for quantitative performance factors, but will be used by the Compensation Committee for compensation benchmarking purposes.

How did the Compensation Committee consider the 2012 advisory vote on executive compensation?

In establishing 2012 compensation, the Compensation Committee considered the shareholder vote in 2011 on the compensation paid to Named Executive Officers in which more than 94% of the shares voted were in favor. The Compensation Committee viewed this vote as supportive of the Company's overall approach to executive compensation.

How was the Company's President and Chief Executive Officer compensated?

Our Company's President and Chief Executive Officer, David M. Brain, was compensated in 2012 pursuant to an employment agreement entered into in 2007. In late 2012 and early 2013, our Compensation Committee conducted a formal evaluation of Mr. Brain and interviewed him regarding his performance and the performance of our Company generally. In establishing Mr. Brain's compensation, our Compensation Committee took into account the compensation of similar officers of REITs with comparable market capitalizations. Mr. Brain's compensation also reflects his overall management of and critical involvement with this historically challenging economic environment, strategic focus of the Company and the changes in organizational structure required by the growth of the Company. Based on his individual performance evaluation and the financial performance of the Company in 2012, the Compensation Committee established bonuses under the Annual Incentive Program at 100% of the target level and awards under the Long-Term Incentive Plan for Mr. Brain at 135% of his target level.

Mr. Brain received a base salary of $570,000 in 2012 and a bonus under our Annual Incentive Program of $570,000 for 2012. The incentive award paid to Mr. Brain was based on our Company's review of the various factors described above, as well as an evaluation of Mr. Brain's personal performance during 2012. Mr. Brain elected to take payment of the bonus in the form of nonvested restricted common shares valued at 150% of the bonus. An award under our Long-Term Incentive Plan was made of $1,923,750 in 2012, payable as described above. Based upon its review of the various factors described above, the Compensation Committee believes Mr. Brain's compensation is reasonable and not excessive.

Employee compensation policies relating to risk management

The Compensation Committee believes that the Company's compensation programs do not encourage excessive risk and instead encourage behavior that supports sustainable value creation by appropriately balancing risk and reward. During each annual compensation setting process, the Compensation Committee considers the Company's compensation policies and practices to determine whether, in its judgment, the compensation programs encourage risk-taking likely to have a material adverse effect on the Company. In particular, there are several design features of those programs that the Compensation Committee believes reduces the likelihood of excessive risk-taking:

•	the executive compensation program design provides a balanced mix of cash and equity, annual and longer-term incentives;

•	maximum payout levels for awards under the Annual Incentive Program and Long-Term Incentive Plan are capped;

•
final awards under the Annual Incentive Program and Long-Term Incentive Plan are subject to the discretion of the Compensation Committee, which may consider both quantitative and qualitative factors outside the specified performance factors; and

•	executive officers are subject to share ownership and retention guidelines.

Share ownership guidelines

In 2008, the Compensation Committee adopted share ownership guidelines applicable to the Named Executive Officers and trustees of the Company. Prior to September 10, 2012, each of the Named Executive Officers and trustees are required to have acquired common shares or restricted share units having a market value in excess of the following:

•	Trustees, four times their current basic retainer;

•	CEO, five times his current base salary;

•	Chief Operating Officer and Chief Financial Officer, three times their respective current base salaries; and

•	Each other Named Executive Officer, one times current base salary of such officer.

How is the Company addressing Internal Revenue Code limits on deductibility of compensation?

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid for any fiscal year to our Company's Chief Executive Officer and the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if stated requirements are met. Our Compensation Committee and our Board of Trustees reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

Summary Compensation Table
The following table contains information on the compensation earned by our Chief Executive Officer and Chief Financial Officer and the three other most highly compensated executive officers whose compensation exceeded $100,000 in 2012, which we collectively refer to in this Proxy Statement as our “Named Executive Officers”. For additional information regarding this compensation, refer to the Compensation Discussion and Analysis section of this Proxy Statement.

Name and Principal Position	Year	Salary	Bonus (1)	Share Awards (2)(3)	Option Awards (2)(4)	Non-Equity Incentive Plan Compen- sation	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings	All Other Compen- sation (5)	Total
David M. Brain	2012	$570,000	$570,000	$1,755,706	$480,938	$—	$—	$29,254	$3,405,898
President and Chief Executive Officer	2011	555,000	416,250	1,570,154	433,592	—	—	28,730	3,003,726
	2010	546,158	680,000	1,346,891	136,776	—	—	229,832	2,939,657

Gregory K. Silvers	2012	475,000	427,500	1,316,815	237,143	—	—	154,966	2,611,424
Executive Vice President, Chief Operating Officer	2011	407,000	260,480	961,638	154,183	—	—	139,784	1,923,085
	2010	394,748	395,000	780,261	86,572	—	—	141,058	1,797,639

Mark A. Peterson	2012	330,000	264,000	813,143	53,926	—	—	198,628	1,659,697
Senior Vice President, Chief Financial Officer and Treasurer	2011	320,000	204,800	756,062	—	—	—	236,968	1,517,830
	2010	309,000	309,000	611,865	75,514	—	—	106,301	1,411,680

Morgan G. Earnest II	2012	385,000	308,000	919,649	158,480	—	—	123,427	1,894,556
Senior Vice President and Chief Investment Officer	2011	375,000	225,000	819,798	136,416	—	—	119,591	1,675,805
	2010	370,800	240,000	668,518	93,049	—	—	118,941	1,491,308

Michael L. Hirons	2012	250,000	175,000	500,858	34,243	—	—	135,445	1,095,546
Vice President Strategic Planning	2011	230,000	110,400	292,242	—	—	—	181,655	814,297
	2010	206,000	155,000	267,545	16,210	—	—	76,592	721,347

(1)
Amounts reflect performance bonuses earned by each executive under the annual incentive program. Performance bonuses under the annual incentive program are payable in cash, nonvested restricted common shares or a combination of cash and nonvested restricted common shares, at the election of executive. Executives that elect to receive their performance bonuses in the form of nonvested restricted common shares receive an award of nonvested restricted common shares having a value equal to 150% of the cash amount they otherwise would have received. In each of 2012, 2011 and 2010, the executives elected to receive their performance bonuses payable in that year in the form of nonvested restricted common shares. See note 2 below for a discussion of the method used in determining the aggregate grant date fair value of the nonvested restricted common shares.

(2)
Amounts reflect the aggregate grant date fair value of such awards, computed in accordance with FASB ASC Topic 718. For policies used in determining these values, refer to Note 2 of the Company's financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC. Share awards granted for 2012 are subject to shareholder approval. See Proposal 3: Amendments to the Company's 2007 Equity Incentive Plan.

(3)
Amounts include: (i) the aggregate grant date fair value of nonvested restricted common shares issued pursuant to the long-term incentive plan; and (ii) the incremental aggregate grant date fair value of nonvested restricted common shares issued pursuant to the annual incentive program that the executive, by accepting nonvested restricted common shares instead of cash, received in excess of the cash amount that that the executive would have otherwise received. In 2012, the incremental aggregate grant date fair value of nonvested restricted common shares issued pursuant to the annual incentive program to Messrs. Brain, Silvers, Peterson, Earnest and Hirons was $285,000, $213,750, $132,000, $154,000 and $87,500, respectively.

(4)	Amounts include option awards granted to each executive pursuant to the long-term incentive plan.

(5)
The following table sets forth all other compensation for 2012 including amounts relating to personal use of company vehicles, the Company's matching contributions under the Company's 401(k) plan and amounts payable by the Company pursuant to the Company's life insurance plan. See “Long-Term Incentive Plan.”

Name	Personal Use of Company Vehicles	401(k) Matching Contributions	Life Insurance Benefit	Total of All Other Compensation
David M. Brain	$6,754	$22,500	$—	$29,254
Gregory K. Silvers	14,406	17,000	123,560	154,966
Mark A. Peterson	12,804	17,000	168,824	198,628
Morgan G. Earnest II	9,157	22,500	91,770	123,427
Michael L. Hirons	17,688	17,000	100,757	135,445

Grants of Plan-Based Awards in Fiscal 2012
The following table provides information about grants of plan-based awards under equity incentive plans to the Named Executive Officers in 2012. These grants were made under the 2007 Equity Incentive Plan pursuant to the annual incentive program and the long-term incentive plan. Grants were in the form of nonvested restricted common share awards and common share options. For additional information regarding these awards, refer to the Compensation Discussion and Analysis section of this Proxy Statement.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (1)	All Other Option Awards: Number of Securities Underlying Options (2)	Exercise or Base Price of Option Awards	Grant date Fair Value of Stock and Option Awards (3)
		Thres- hold	Target	Maxi- mum	Thres- hold	Target	Maxi- mum
David M. Brain	2/2/2012	—	—	—	—	—	—	—	36,193	$45.20	$433,592
	2/2/2012	—	—	—	—	—	—	43,947	—	—	1,986,404

Gregory K. Silvers	2/2/2012	—	—	—	—	—	—	—	12,870	45.20	154,183
	2/2/2012	—	—	—	—	—	—	27,038	—	—	1,222,118

Mark A. Peterson	2/2/2012	—	—	—	—	—	—	21,258	—	—	960,862

Morgan G. Earnest II	2/2/2012	—	—	—	—	—	—	—	11,387	45.20	136,416
	2/2/2012	—	—	—	—	—	—	23,115	—	—	1,044,798

Michael L. Hirons	2/2/2012	—	—	—	—	—	—	8,908	—	—	402,642

(1)
The column includes nonvested restricted common shares issued pursuant to the annual incentive program (with respect to elections to receive the award in restricted common shares) and the long-term incentive plan. The nonvested restricted common shares issued pursuant to the annual incentive program vest at the rate of 33 1/3% per year for three years and the nonvested restricted commons shares issued pursuant to the long-term incentive plan vest at the rate of 25% per year for four years. See the Compensation Discussion and Analysis section of this Proxy Statement for additional information regarding these awards and the annual incentive program and long-term incentive plan.

(2)
The column includes options issued pursuant to the long-term incentive plan, which vest at the rate of 25% per year for four years and are exercisable during a 10-year period. See the Compensation Discussion and Analysis section of this Proxy Statement for additional information regarding these awards and the long-term incentive plan.

(3)
Amounts reflect the aggregate grant date fair value of such awards, computed in accordance with FASB ASC Topic 718. For policies used in determining these values, refer to Note 2 of the Company's financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC.

Outstanding Equity Awards at 2012 Fiscal Year-End
The following table provides information regarding outstanding awards to the Named Executive Officers that have been granted but not vested or exercised as of December 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
David M. Brain (2)	40,400	—	—	39.80	3/30/2014	—	—	—	—
	48,551	—	—	42.01	11/16/2015	—	—	—	—
	49,144	—	—	42.46	1/1/2016	—	—	—	—
	45,543	—	—	65.50	1/1/2017	—	—	—	—
	24,565	6,141	—	47.20	1/1/2018	—	—	—	—
	105,571	35,191	—	18.18	1/1/2019	—	—	—	—
	1,226	1,224	—	36.56	1/1/2020	—	—	—	—
	3,717	11,150	—	45.73	1/1/2021	—	—	—	—
	—	36,193	—	45.20	1/1/2022	—	—	—	—
	—	—	—	—	—	103,913	4,791,428	—	—

Gregory K. Silvers (3)	3,166	—	—	39.80	3/30/2014	—	—	—	—
	11,753	—	—	42.01	11/16/2015	—	—	—	—
	6,548	—	—	42.46	1/1/2016	—	—	—	—
	21,820	—	—	65.50	1/1/2017	—	—	—	—
	18,474	4,618	—	47.20	1/1/2018	—	—	—	—
	—	15,410	—	18.18	1/1/2019	—	—	—	—
	2,398	2,397	—	36.56	1/1/2020	—	—	—	—
	2,353	7,057	—	45.73	1/1/2021	—	—	—	—
	—	12,870	—	45.20	1/1/2022	—	—	—	—
	—	—	—	—	—	64,262	2,963,121	—	—

Mark A. Peterson (4)	2,167	—	—	42.01	11/16/2015	—	—	—	—
	219	—	—	42.46	1/1/2016	—	—	—	—
	9,803	—	—	65.50	1/1/2017	—	—	—	—
	7,586	1,896	—	47.20	1/1/2018	—	—	—	—
	—	16,950	—	18.18	1/1/2019	—	—	—	—
	2,392	2,392	—	36.56	1/1/2020	—	—	—	—
	2,052	6,156	—	45.73	1/1/2021	—	—	—	—
	—	—	—	—	—	48,934	2,256,347	—	—

Morgan G. Earnest II (5)	15,000	—	—	32.50	5/12/2014	—	—	—	—
	5,000	—	—	43.75	5/11/2015	—	—	—	—
	5,000	—	—	41.16	5/9/2016	—	—	—	—
	2,500	—	—	61.53	5/9/2017	—	—	—	—
	2,500	—	—	52.72	5/7/2018	—	—	—	—
	37,500	12,500	—	19.41	5/19/2019	—	—	—	—
	590	590	—	36.56	1/1/2020	—	—	—	—
	2,529	7,585	—	45.73	1/1/2021	—	—	—	—
	—	11,387	—	45.20	1/1/2022
	—	—	—	—	—	42,192	1,945,473	—	—

Michael L. Hirons (6)	10,068	—	—	40.55	5/1/2016	—	—	—	—
	658	164	—	47.20	1/1/2018	—	—	—	—
	—	6,744	—	18.18	1/1/2019	—	—	—	—
	124	124	—	36.56	1/1/2020	—	—	—	—
	441	1,321	—	45.73	1/1/2021	—	—	—	—
	—	—	—	—	—	20,961	966,512	—	—

(1)
The market value of the restricted common share awards is based on the closing market price of the Company's common shares as of December 31, 2012 (the last trading day in the 2012 fiscal year), which was $46.11 per share.

(2)
The unexercisable option awards for Mr. Brain become exercisable according to the following schedule: 54,710 awards vested on January 1, 2013; 13,377 awards will vest on January 1, 2014; 12,764 awards will vest on January 1, 2015; and

9,048 awards will vest on January 1, 2016. The restricted common share awards for Mr. Brain granted under the annual incentive plan vest according to the following schedule: 17,870 awards vested on January 1, 2013; 12,172 awards vest on January 1, 2014; and 4,783 awards vest on January 1, 2015. The restricted common share awards for Mr. Brain granted under the long-term incentive plan vest according to the following schedule: 31,084 awards vested on January 1, 2013; 17,668 awards will vest on January 1, 2014; 12,937 awards will vest on January 1, 2015; and 7,399 awards will vest on January 1, 2016.

(3)
The unexercisable option awards for Mr. Silvers become exercisable according to the following schedule: 26,798 awards vested on January 1, 2013; 6,768 awards will vest on January 1, 2014; 5,569 awards will vest on January 1, 2015; and 3,217 awards will vest on January 1, 2016. The restricted common share awards for Mr. Silvers granted under the annual incentive plan vest according to the following schedule: 11,381 awards vested on January 1, 2013; 7,285 awards will vest on January 1, 2014; and 2,993 awards will vest on January 1, 2015. The restricted common share awards for Mr. Silvers granted under the long-term incentive plan vest according to the following schedule: 19,578 awards vested on January 1, 2013; 10,792 awards will vest on January 1, 2014; 7,719 awards will vest on January 1, 2015; and 4,514 awards will vest on January 1, 2016.

(4)
The unexercisable option awards for Mr. Peterson become exercisable according to the following schedule: 22,094 awards vested on January 1, 2013; 3,248 awards will vest on January 1, 2014; and 2,052 awards will vest on January 1, 2015. The restricted common share awards for Mr. Peterson granted under the annual incentive plan vest according to the following schedule: 8,702 awards vested on January 1, 2013; 5,711 awards will vest on January 1, 2014; and 2,353 awards will vest on January 1, 2015. The restricted common share awards for Mr. Peterson granted under the long-term incentive plan vest according to the following schedule: 14,085 awards vested on January 1, 2013; 8,470 awards will vest on January 1, 2014; 6,064 awards will vest on January 1, 2015; and 3,549 awards will vest on January 1, 2016.

(5)
The unexercisable option awards for Mr. Earnest become exercisable according to the following schedule: 5,671 awards vested on January 1, 2013; 12,500 awards will vest on May 19, 2013; 5,670 awards will vest on January 1, 2014; 5,375 awards will vest on January 1, 2015; and 2,846 awards will vest on January 1, 2016. The restricted common share awards for Mr. Earnest granted under the annual incentive plan vest according to the following schedule: 6,945 awards vested on January 1, 2013; 5,194 awards will vest on January 1, 2014; and 2,585 awards will vest on January 1, 2015. The restricted common share awards for Mr. Earnest granted under the long-term incentive plan vest according to the following schedule: 8,390 awards vested on January 1, 2013; 8,390 awards will vest on January 1, 2014; 6,849 awards will vest on January 1, 2015; and 3,839 awards will vest on January 1, 2016.

(6)
The unexercisable option awards for Mr. Hirons become exercisable according to the following schedule: 7,411 awards vested on January 1, 2013; 502 awards will vest on January 1, 2014; and 440 awards will vest on January 1, 2015. The restricted common share awards for Mr. Hirons granted under the annual incentive plan vest according to the following schedule: 4,377 awards vested on January 1, 2013; 2,953 awards will vest on January 1, 2014; and 1,268 awards will vest on January 1, 2015. The restricted common share awards for Mr. Hirons granted under the long-term incentive plan vest according to the following schedule: 5,376 awards vested on January 1, 2013; 3,391 awards will vest on January 1, 2014; 2,321 awards will vest on January 1, 2015; and 1,275 awards will vest on January 1, 2016.

Option Exercises and Stock Vested in Fiscal 2012
The following table provides information regarding option exercises by our Named Executive Officers and restricted common shares held by our Named Executive Officers which vested during 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting (2)	Value Realized on Vesting (1)
David M. Brain	165,638	$3,551,279	63,638	$2,781,617
Gregory K. Silvers	15,410	418,844	42,683	1,865,674
Mark A. Peterson	16,950	466,464	27,978	1,222,918
Morgan G. Earnest II	—	—	8,910	389,456
Michael L. Hirons	6,475	188,590	11,101	485,225

(1)
The “value realized” on exercise of an option award is the difference between the per share closing market price of the Company's common shares on the date of exercise and the exercise price of the option. The “value realized” on vesting of a restricted common share award is the closing market price of the Company's common shares as of the vesting date of the award.

(2)	In 2012, Messrs. Brain, Silvers, Peterson, Earnest and Hirons surrendered 27,757, 19,078, 12,262, 3,086, and 5,040 shares, respectively, to pay for tax withholdings.

Potential Payments Upon Termination or Change of Control
The following table provides information regarding potential payments upon termination of our Named Executive Officers or a change of control as of December 31, 2012. These payments are provided for in the employment agreements the Company has entered into with each Named Executive Officer, which have been previously filed with the SEC and which are described below.

					Before Change in Control	After Change in Control
Name	Benefit	Voluntary Termination	Death	Disability	Termination w/o Cause or for Good Reason	No Termination	Termination w/o Cause or for Good Reason
David M. Brain	Cash Severance	$—	$9,478,125	$9,478,125	$9,478,125	$—	$9,478,125
	Health Benefits Continuation (1)	—	65,187	65,187	65,187	—	65,187
	Accelerated Vesting of Options (2)	—	1,031,746	1,031,746	1,031,746	1,031,746	1,031,746
	Accelerated Vesting of Restricted Shares(2)	—	4,791,428	4,791,428	4,791,428	4,791,428	4,791,428
	Excise Tax Gross-up	—	—	—	—	—	—

Gregory K. Silvers	Cash Severance	—	6,523,350	6,523,350	6,523,350	—	6,523,350
	Health Benefits Continuation (1)	—	50,247	50,247	50,247	—	50,247
	Accelerated Vesting of Options (2)	—	467,686	467,686	467,686	467,686	467,686
	Accelerated Vesting of Restricted Shares (2)	—	2,963,121	2,963,121	2,963,121	2,963,121	2,963,121
	Excise Tax Gross-up	—	—	—	—	—	—

Mark A. Peterson	Cash Severance	—	4,674,000	4,674,000	4,674,000	—	4,674,000
	Health Benefits Continuation (1)	—	49,279	49,279	49,279	—	49,279
	Accelerated Vesting of Options (2)	—	498,596	498,596	498,596	498,596	498,596
	Accelerated Vesting of Restricted Shares (2)	—	2,256,347	2,256,347	2,256,347	2,256,347	2,256,347
	Excise Tax Gross-up	—	—	—	—	—	939,254

					Before Change in Control	After Change in Control
Name	Benefit	Voluntary Termination	Death	Disability	Termination w/o Cause or for Good Reason	No Termination	Termination w/o Cause or for Good Reason
Morgan G. Earnest II	Cash Severance	—	5,241,000	5,241,000	5,241,000	—	5,241,000
	Health Benefits Continuation (1)	—	65,746	65,746	65,746	—	65,746
	Accelerated Vesting of Options (2)	—	352,629	352,629	352,629	352,629	352,629
	Accelerated Vesting of Restricted Shares (2)	—	1,945,473	1,945,473	1,945,473	1,945,473	1,945,473
	Excise Tax Gross-up	—	—	—	—	—	1,361,666

Michael L. Hirons	Cash Severance	—	1,772,500	1,772,500	1,772,500	—	1,772,500
	Health Benefits Continuation (1)	—	30,585	30,585	30,585	—	30,585
	Accelerated Vesting of Options (2)	—	190,046	190,046	190,046	190,046	190,046
	Accelerated Vesting of Restricted Shares (2)	—	966,512	966,512	966,512	966,512	966,512
	Excise Tax Gross-up	—	—	—	—	—	—

(1)	Represents present value of benefits continuation assuming 0.29% discount rate.

(2)	Based on year-end common share price of $46.11.

Employment Agreements
On February 28, 2007, we entered into employment agreements with the following Named Executive Officers: Messrs. Brain, Silvers, Peterson and Hirons. These agreements replaced prior employment agreements between us and those executives. The compensation committee of the Board of Trustees initiated this process to address its concerns that the then-existing employment agreements lacked consistency among the executives. Effective May 14, 2009, we entered into an employment agreement with Mr. Earnest, the form of which is substantially the same as the form of employment agreement entered into between the Company and the other Named Executive Officers in 2007.
Each of our employment agreements with the Named Executive Officers has a three year term, with automatic one-year extensions on each anniversary date. The employment agreements generally provide for:

•
An original annual base salary of $505,000 for Mr. Brain, $365,000 for Mr. Silvers, $360,000 for Mr. Earnest, $275,000 for Mr. Peterson, and $175,000 for Mr. Hirons, subject to any increases awarded by the compensation committee (these amounts correspond to the 2007 base salaries approved for Messrs. Brain, Silvers, Peterson and Hirons by the compensation committee and the 2009 base salary approved for Mr. Earnest by the compensation committee);

•	An annual incentive bonus in an amount established by the compensation committee pursuant to our annual incentive program; and

•	A long-term incentive award in an amount established by the compensation committee pursuant to our long-term incentive plan.

The employment agreements also provide our Named Executive Officers with certain severance benefits, which are triggered in the event of death, termination due to disability, termination by the Company without “cause,” or termination by the executive for “good reason.” The severance benefits consist of:

•
A payment following the triggering event in an amount equal to: (i) the sum of the executive's base salary in effect on the date of the triggering event, the value of the annual incentive bonus under the annual incentive program for the most recently completed year, and the value of the most recent long-term incentive award made under our long-term incentive plan; multiplied by (ii) a severance multiple (which is three for Messrs. Brain, Silvers, Earnest and Peterson and two for Mr. Hirons);

•	Continuation of certain health plan benefits for a period of years equal to the severance multiple; and

•	Vesting of all unvested equity awards.

The employment agreements define “good reason” to mean the occurrence of any of the following events, which is not remedied in the reasonable good faith determination of the executive within 30 days after the Company's receipt of written notice specifying that such event constitutes good reason:

•
The assignment of duties materially and adversely inconsistent with the executive's position under the agreement or a material reduction in the executive's office, status, position, title or responsibilities not agreed to by the executive;

•
Any material reduction in the executive's base compensation or eligibility under the annual incentive program, eligibility for long-term incentive awards under the long-term incentive plan, or eligibility under employee benefit plans which is not agreed to by the executive, or, after the occurrence of a “change in control,” a diminution of the executive's target opportunity under the annual incentive program, the long-term incentive plan or any successor plan, or a failure to evaluate the executive's performance relative to the target opportunity based upon the same metrics as peer management at the surviving or acquiring company;

•
A material breach of the employment agreement by the Company, its successors or assigns, including any failure to pay the executive on a timely basis any amounts to which he is entitled under the agreement; or

•
Any requirement that the executive be based at an office outside of a 35-mile radius of the current offices of the Company or, in Mr. Earnest's case, any requirement that Mr. Earnest be based at an office outside of a 35-mile radius of Mr. Earnest's principal residence as of May 14, 2009.

Under the employment agreements, a “change of control” is deemed to have occurred if:

•
Incumbent trustees (defined as the trustees of the Company on the effective date of the agreement, plus trustees who are subsequently elected or nominated with the approval of two-thirds of the incumbent trustees then on the Board) cease for any reason to constitute a majority of the Board;

•
Any person becomes the beneficial owner of 25% or more of our voting securities, other than an acquisition by an underwriter in an offering of shares by the Company, or a transaction in which 50% of the voting securities of the surviving corporation is represented by the holders of our voting securities prior to the transaction, no person is the beneficial owner of 25% of the surviving corporation, and at least a majority of the directors of the surviving corporation were incumbent trustees of the Company (a “non-qualifying transaction”), or upon the acquisition of shares directly from the Company in a transaction approved by a majority of the incumbent trustees;

•
The shareholders approve a merger, consolidation, acquisition, sale of all or substantially all of the Company's assets or properties or similar transaction that requires the approval of our shareholders, other than a non-qualifying transaction;

•	The shareholders approve a complete plan of liquidation or dissolution of the Company;

•	The acquisition of control of the Company by any person; or

•
Any transaction or series of transactions resulting in the Company being “closely held” within the meaning of the REIT provisions of the Internal Revenue Code and with respect to which the Board has either waived or failed to enforce the “excess share” provisions of our amended and restated declaration of trust.

Under the employment agreements, “cause” is defined as and is limited to an affirmative determination by the Board that any of the following has occurred:

•
The employee's “willful” and continued failure or refusal to perform his duties with the Company (other than as a result of his disability or incapacity due to mental or physical illness) which is not remedied in the reasonable good faith determination of the Board within 30 days after such employee's receipt of written notice from the Board specifying the nature of such failure or refusal; or

•	The “willful” engagement by the employee in misconduct which is materially and demonstrably injurious to the Company.

Under the employment agreements, no act or failure to act shall be considered “willful” unless done or omitted in bad faith and without reasonable belief that the act or omission was in the best interests of the Company.
Compensation committee interlocks and insider participation
None of the persons who served on the Company's compensation committee during the last completed fiscal year (Messrs. Brady, Druten, Newman, Brown and Olson): (i) was formerly an officer of the Company; (ii) during the last fiscal year, was an officer or employee of the Company; or (iii) had any relationship requiring disclosure under Item 404 of Regulation S-K. None of the Company's executive officers, during the last completed fiscal year, served as: (i) a member of the compensation committee of another entity, one of whose executive officers served on the Company's compensation committee; (ii) a director of another entity, one of whose executive officers served on the Company's compensation committee; or (iii) a member of the compensation committee of another entity, one of whose executive officers served as the Company's trustee.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information regarding securities to be issued upon the exercise of outstanding options, warrants and rights and securities available for issuance under the Company's equity compensation plans as of December 31, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	892,263	(2)	$38.51	(3)	411,862	(4)
Equity compensation plans not approved by security holders	—		—		—
Total	892,263		$38.51		411,862

(1)
All grants of equity awards were issued under the Company's 1997 Share Incentive Plan prior to May 9, 2007, and under the Company's 2007 Equity Incentive Plan on and after May 9, 2007. The Company's 2007 Equity Incentive Plan replaced the Company's 1997 Share Incentive Plan, and each of the plans was approved by the Company's shareholders.

(2)
This number includes: (i) 320,221 common shares issuable upon the exercise of options granted under the Company's 1997 Share Incentive Plan; (ii) 561,117 common shares issuable upon the exercise of options granted under the Company's 2007 Equity Incentive Plan; and (iii) 10,925 common shares subject to vested restricted share units granted to non-employee trustees under the Company's 2007 Equity Incentive Plan for which the non-employee trustees have elected to defer receipt until a later date.

(3)
The 10,925 common shares subject to vested restricted share units granted to non-employee trustees under the Company's 2007 Equity Incentive Plan for which the non-employee trustees have elected to defer receipt until a later date are excluded from the weighted average price calculation.

(4)
This number has been reduced by: (i) 10,925 common shares subject to vested restricted share units granted to non-employee trustees under the Company's 2007 Equity Incentive Plan for which the non-employee trustees have elected to defer receipt until a later date; and (ii) 322,808 common shares subject to outstanding unvested restricted common shares granted under the Company's 2007 Equity Incentive Plan.

COMPENSATION COMMITTEE REPORT
The compensation committee of the Board of Trustees has reviewed and discussed the information provided in “Compensation Discussion and Analysis” with management and, based on the review and discussions, the compensation committee recommended to the Board of Trustees that the “Compensation Discussion and Analysis” be included in this proxy statement.
By the compensation committee:
Barrett Brady
Peter C. Brown
Robert J. Druten
Jack A. Newman, Jr.
James A. Olson
This compensation committee report and the “Compensation Discussion and Analysis” is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

AUDIT COMMITTEE REPORT
In fulfilling its oversight responsibilities, the audit committee reviewed the Company's 2012 audited financial statements with management and the independent registered public accounting firm. The committee discussed with the firm the matters required to be discussed in Statement of Auditing Standards No. 61, as amended, supplemented or superseded (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T and the rules of the SEC and NYSE. This included a discussion of the firm's judgments regarding the quality, not just the acceptability, of the Company's accounting principles and the other matters required to be discussed with the committee under the rules of the NYSE and the PCAOB. In addition, the committee received from the firm the written disclosures and letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant's communication with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence from management and the Company.
The committee discussed with management and the firm the overall scope and plans for the audit of the financial statements. The committee meets periodically with management and the independent registered public accounting firm to discuss the results of their audits, the Company's disclosure controls and procedures, internal control over financial reporting and internal audit function, and the overall quality of the Company's financial reporting.
The audit committee discussed with management and the independent registered public accounting firm the critical accounting policies of the Company, the impact of those policies on the 2012 financial statements, the impact of known trends, uncertainties, commitments and contingencies on the application of those policies, and the probable impact on the 2012 financial statements if different accounting policies had been applied.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Trustees, and the Board approved, that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

By the audit committee:
Barrett Brady
Peter C. Brown
Jack A. Newman, Jr.
James A. Olson
This audit committee report is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

TRANSACTIONS BETWEEN THE COMPANY AND
TRUSTEES, OFFICERS OR THEIR AFFILIATES
The Company is currently engaged in a joint venture with Global Wine Partners (U.S.) LLC (“GWP”). This joint venture is directed through our VinREIT, LLC (“VinREIT”) subsidiary and is evidenced by the Operating Agreement of VinREIT, LLC pursuant to which GWP holds a 4% ownership interest. As consideration for its 4% ownership interest in VinREIT, GWP provides certain consulting services to VinREIT in connection with the acquisition, development, administration and marketing of vineyard properties and wineries, all of which will be directed through VinREIT or a subsidiary of VinREIT. Mr. Brain's brother, Donald Brain, holds a 33.33% interest in GWP. The Board was informed of Donald Brain's acquisition of such interest, and affirmed VinREIT's business relationship with GWP. There was no modification to the Operating Agreement of VinREIT, and future amendments or modifications to the Operating Agreement or relationship with GWP will require Board approval. During 2012, VinREIT did not make any distributions to GWP pursuant to the Operating Agreement.
The Company has established Company Governance Guidelines and Independence Standards for Trustees which cover (generally and specifically) the types of related party transactions addressed by SEC and NYSE rules. The Board is responsible for evaluating these standards and ensuring compliance with these guidelines and they also apply, to the extent applicable, these standards and guidelines to executive officers in a manner to satisfy Item 404 of Regulation S-K. Although the application of these specific standards and policies to executive officers is not expressly provided in a formal written policy, the Company's Code of Ethics and Business Conduct provides that employees (including executive officers) and trustees of the Company should avoid conflicts of interest with regard to their own or the Company's interest. Under the Code, a conflict of interest exists whenever an individual's private interests interfere or are at odds with the interests of the Company. Any waiver of the provisions of the Code for executive officers or trustees may only be made by the Board, and any such waiver will be disclosed as required by law or regulation and the rules of the NYSE.
The Company does not have a formal written policy specifically for security holders covered by Item 403(a) of Regulation S-K. However, the Board applies the general standards and guidelines set forth in the guidelines and standards discussed above for purposes of determining transactions requiring disclosure under Item 404(a) of Regulation S-K.

PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required by Section 14A of the Exchange Act, the Company is providing its shareholders with the opportunity to cast an advisory vote on executive compensation as described below. This proposal is commonly referred to as a “say on pay” proposal. The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company's executive compensation program.
As described in detail under “Executive Compensation - Compensation Discussion and Analysis,” our compensation program is designed to attract and retain quality executives, motivating them to achieve and rewarding them for superior performance. Our executive compensation program emphasizes performance-based incentive compensation under our annual incentive program and long-term incentive plan payable primarily through equity grants, a substantial portion of which is considered at risk, and which are administered by the compensation committee of our Board.
We are asking for shareholder approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosures include the disclosures under “Executive Compensation - Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this proxy statement. Accordingly, we are asking you to approve the following resolution:
“RESOLVED, that the compensation paid to the named executive officers of EPR Properties, as disclosed in the 2013 Proxy Statement of EPR Properties pursuant to Item 402 of SEC Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, hereby is APPROVED.”
At the Company's prior annual meeting of shareholders held in May 2012, a substantial majority of the votes cast on the “say on pay” resolution were voted in favor of the resolution. We believe this affirms shareholders' support of the Company's approach to executive compensation.
This vote is advisory and therefore not binding on the Company, the Company's compensation committee, or the Board of Trustees. The Board of Trustees and the compensation committee value the opinions of our shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider those shareholders' concerns, and the compensation committee will evaluate whether any actions are necessary to address those concerns. The Company currently submits the compensation of Named Executive Officers to an advisory vote of shareholders on an annual basis.
Vote Required
The affirmative vote of a majority of all of our outstanding common shares present or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve, on a non-binding advisory basis, this proposal.
Recommendation of the Board of Trustees
Our Board recommends a vote “FOR” the approval of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of SEC Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion.

PROPOSAL 3:
AMENDMENTS TO THE COMPANY'S 2007 EQUITY INCENTIVE PLAN

In March 2013, our Board adopted, subject to the approval of our shareholders, an amendment to our 2007 Equity Incentive Plan (as amended and restated, the “Plan”) to increase the number of our common shares which may be issued under the Plan from 1,950,000 shares to 3,650,000 shares and to increase the cap on the number of awards of restricted shares, restricted share units, performance shares, deferred shares and performance units settled in shares that may be issued under the Plan from 425,000 to 1,900,000 (subject to adjustment in the event of certain capital events). We are asking for our shareholders to approve this amendment. In addition, certain grants to our executive officers, described below under “Grants Previously Made Under the Plan,” have been made that are contingent upon shareholder approval of the amendment to the Plan.

The Plan was originally approved by our shareholders at the May 9, 2007 annual meeting and replaced the 1997 Share Incentive Plan. As originally approved, the Plan authorized an aggregate of 950,000 of our common shares for issuance under the Plan. Our shareholders subsequently approved an amendment and restatement of the Plan at the May 13, 2009 annual meeting of shareholders that, among other things, increased the aggregate number of our common shares authorized for issuance under the Plan to 1,950,000 shares (subject to adjustment in the event of certain capital events). The amendment also established a cap on the number of awards granted after April 13, 2009 of restricted shares, restricted share units, performance shares, deferred shares and performance units settled in shares (referred to as "full value awards") to 425,000 (subject to adjustment in the event of certain capital events).

The following table sets forth the equity grants available for issuance under the Plan as of March 20, 2013:

	Shares under Plan	Full Value Awards (1)
Authorized under the Plan	1,950,000	425,000
Shares issued upon exercise of share options	(220,996)	—
Shares canceled upon forfeiture of share options	(10,524)	—
Shares subject to issuance upon exercise of outstanding share options (2)	(607,149)	—
Vested restricted shares	(573,118)	(225,809)
Vested restricted shares withheld for taxes	—	99,704
Forfeited restricted shares	(8,620)	—
Unvested outstanding restricted shares	(209,477)	(209,477)
Vested restricted share units	(41,533)	(41,533)
Unvested restricted share units	(10,925)	(10,925)
Total remaining available under the Plan	267,658	36,960

(1) Includes only full value awards granted after April 13, 2009. Excludes 162,386 restricted shares that we granted on February 21, 2013 that are contingent upon shareholder approval of this proposal as described below.

(2)
Includes options to purchase 88,879 common shares that we granted on February 21, 2013 that are not contingent upon shareholder approval of this proposal as described below. As of March 20, 2013, the weighted average exercise price of outstanding stock options was $40.70 and the weighted average remaining term was 5.7 years.

On February 21, 2013, we also approved awards to our executive officers under our Annual Incentive Program and Long-Term Incentive Plan consisting of options to purchase 88,879 common shares and 162,386 restricted shares as described below under “Grants Previously Made Under the Plan.” As a result of prior issuances under the Plan, there were insufficient full value awards available under the Plan for the restricted share portion of these grants, therefore we approved the grants of restricted shares contingent upon shareholder approval of the amendment to the Plan pursuant to this proposal. If shareholders do not approve the amendment to the Plan, all such grants will automatically be canceled and become null and void. In that case, however, the compensation committee may reconsider the overall compensation arrangements for those individuals and may provide them with other forms of incentive compensation, including equity-based awards that are not full value awards.

Our Board believes the amendment to increase the number of common shares issuable under the Plan and to increase the cap on the number of full value awards is necessary to satisfy the contingent grants of awards and ensure that a sufficient reserve of shares is available for future grants of awards under the Plan. We believe that the Plan is an important component of our executive compensation program and that our Company's long-term success is dependent upon our ability to attract, retain and motivate employees and non-employee trustees of high caliber and potential. We believe that increased ownership of our common shares by executives, key employees and non-employee trustees increases shareholder value by more closely aligning the interests of those individuals with the interests of our shareholders, encouraging greater focus on our Company's long-term growth and profitability and the performance of our Company's common shares.

If the amendment to the Plan is approved, the aggregate number of our common shares authorized for issuance under the Plan would be increased by 1,700,000 shares and could result in additional potential dilution of our common shares. Assuming approval, the aggregate number of our common shares authorized for issuance under the Plan, without giving effect to the contingent grants, would be 3,650,000 shares, representing 8% of our issued and outstanding common shares as of March 20, 2013. However, our Board considered our historical equity grant practices as well as our anticipated needs for future equity grants in determining the amount of the increase in the number of shares authorized for issuance under the Plan pursuant to this proposal. Based upon these considerations, our Board presently expects that these additional authorized shares should be sufficient for future equity grants until expiration of the Plan on April 2, 2017.

If approved by shareholders, the amendment to the Plan will be effected through an amendment and restatement of the Plan effective as of May 15, 2013. A copy of the amended and restated Plan is attached as Appendix A to this Proxy Statement. No other material provisions of the Plan will be amended, except as described in this proposal. A description of the Plan is provided below under "Description of the Plan."

Grants Previously Made Under the Plan

On February 21, 2013, our compensation committee approved awards to our executive officers under our Annual Incentive Program and Long-Term Incentive Plan. That portion of the awards consisting of restricted shares is contingent upon shareholder approval of the amendment to the Plan. In addition, under the compensation program for our non-employee trustees, each trustee is entitled to receive on the date of the annual meeting of shareholders an equity award in the form of restricted share units with a value on such date of $75,000. If shareholders do not approve the amendment to the Plan, the contingent restricted share grants to executive officers will automatically be canceled and become null and void and the Company will not make the equity awards of restricted share units to non-employee trustees on the date of the annual meeting of shareholders. In that case, however, the compensation committee may reconsider the overall compensation arrangements for those individuals and may provide them with other forms of incentive compensation, including equity-based awards that are not full value awards.

The contingent grants to our executive officers are set forth in the table below:

Executive Officer Restricted Share Grants

Number of Restricted Shares Granted Subject to Shareholder Approval
David M. Brain, President and Chief Executive Officer	49,263
Gregory K. Silvers, Executive Vice President and Chief Operating Officer	36,948
Mark A. Peterson, Senior Vice President, Chief Financial Officer and Treasurer	22,816
Morgan G. Earnest II, Senior Vice President and Chief Investment Officer	26,004
Neil E. Sprague, Senior Vice President, Secretary and General Counsel	13,039
Michael L. Hirons, Vice President Strategic Planning	14,316
Executive Officer Group (6 persons)	162,386

As noted above, under the compensation program for our non-employee trustees, each trustee is entitled to receive on the date of the annual meeting of shareholders an equity award in the form of restricted share units with a value on such date of $75,000. We cannot predict the fair market value of our common stock on May 15, 2013, the date of our annual meeting of shareholders. Therefore, the following table sets forth the number of shares subject to awards that would be granted on the date of the annual meeting to non-employee trustees if the fair market value of our common shares on the date of the annual meeting is equal to the closing price of our common shares as reported on the New York Stock Exchange on March 20, 2013, which price was $51.55 per share.

Hypothetical 2013 Non-Employee Trustees Grants

	Grant Date Fair Value of Restricted Share Units (1)	Number of Restricted Share Units
Barrett Brady, Trustee and Nominee	$75,000	1,455
Peter C. Brown, Trustee and Nominee	75,000	1,455
Robert J. Druten, Trustee	75,000	1,455
Jack A. Newman, Jr., Trustee	75,000	1,455
Thomas M. Bloch, Nominee	75,000	1,455
Non-Employee Trustee Group (5 persons)	$375,000	7,275

Except as set forth above, the future benefits or amounts that would be received under the Plan are discretionary and are therefore not determinable at this time. For information regarding certain awards made in respect of 2012 under the Plan, see "Executive Compensation" and "Company Governance." While additional awards may be made during 2013, no specific awards are planned under the Plan at this time. The following table sets forth, as of March 20, 2013, the number of shares subject to options granted under the Plan since its inception to each of our named executive officers, all current executive officers as a group, each nominee for election as a trustee, all current non-employee trustees as a group and all employees (other than executive officers) as a group, including the contingent grants set forth above. No options have been granted under the Plan to associates of our trustees or executive officers and no one other than the executive officers listed in the table below have been individually granted more than 5% of the options granted under the Plan.

Number of Shares Subject to Options Granted Under the Plan
David M. Brain, President and Chief Executive Officer	264,659
Gregory K. Silvers, Executive Vice President and Chief Operating Officer	131,373
Mark A. Peterson, Senior Vice President, Chief Financial Officer and Treasurer	94,724
Morgan G. Earnest II, Senior Vice President and Chief Investment Officer	90,757
Michael L. Hirons, Vice President Strategic Planning	32,636
Current Executive Officer Group (6 persons)	623,431
Barrett Brady, Trustee and Nominee	12,557
Peter C. Brown, Trustee and Nominee	3,858
Thomas M. Bloch, Nominee	—
Current Non-Employee Trustee Group (5 persons)	49,086
Employees (other than executive officers) Group	166,152

A table containing our Equity Compensation Plan Information can be found on page 42.

Description of the Plan

The description of the Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Appendix A, which contains the complete text of the Plan, as amended and restated as contemplated by this proposal.

Plan Purpose

The purpose of the Plan is to encourage employees of our Company, its affiliates and subsidiaries, and non-employee trustees of our Company, to acquire a proprietary and vested interest in the growth and performance of our Company. The Plan also is designed to assist our Company in attracting and retaining employees and non-employee trustees by providing them with the opportunity to participate in the success and profitability of our Company. Equity-based awards also are intended to further align the interests of award recipients with the interests of our shareholders.

Plan Administration

The Plan may be administered by our Board or a committee consisting of two or more trustees, as our Board may determine, referred to in this proposal as the “Committee.” The compensation committee of our Board currently administers the Plan and serves as the Committee. All members of the Committee are “outside directors” as defined under Section 162(m) of the Internal Revenue Code (the "Code"), and “non-employee directors” as defined by the SEC rules under the Exchange Act. The Committee has the sole discretion to administer and interpret the Plan and determine who will be granted awards under the Plan, the size and types of such awards and the terms and conditions of such awards.

Eligible Participants

The eligible participants in the Plan are all key employees of our Company, its affiliates and its subsidiaries whose judgment, initiative and efforts is important to the successful conduct of our business, including employees who are officers or members of our Board, and members of our Board who are not employees of our Company. Currently, there are 36 officers and employees of our Company, its affiliates and its subsidiaries, including all of our executive officers and trustees, who are eligible to receive awards under the Plan.

Shares Subject to the Plan

The Equity Incentive Plan permits the issuance of up to 1,950,000 of our common shares (which amount may be increased to 3,650,000 pursuant to the proposed amendment), subject to certain adjustments discussed below, pursuant to awards granted under the Plan (referred to in this proposal as, collectively, the “Awards”), which may be in the form of share options, share appreciation rights, restricted shares, restricted share units, performance shares, performance units, bonus shares or deferred shares. The Plan restricts the number of Awards of restricted shares, restricted share units, performance shares, performance units, bonus shares and deferred shares settled in shares available for issuance under the plan after April 13, 2009 to a maximum of 425,000 of our common shares (which amount may be increased to 1,900,000 pursuant to the proposed amendment). Shares previously subject to Awards which are forfeited or terminated, or any shares that are not used because the Award is settled in cash, may be reissued pursuant to future Awards under the Plan.

Share Options. A share option is the right to purchase our common shares at a future date at a specified price per share which we refer to as the “option price.” An option may either be an incentive share option or a nonqualified share option. Incentive share options are taxed differently from nonqualified share options, and are subject to more restrictive terms. Incentive share options may only be granted to employees of our Company or a subsidiary. Both incentive share options and nonqualified share options may be granted under the Equity Incentive Plan. The per-share exercise price of an option is set by the Committee and generally may not be less than the fair market value of a share of our common shares on the date of grant. Certain incentive share options granted to individuals owning more than 10% of our Company will be required to have a higher option price equal to at least 110% of the value of our common shares on the date of grant. Options granted under the Plan are exercisable at the times and on the terms established by the Committee. The maximum term of an option is ten years from the date of grant. The grant and the terms of incentive share options will be restricted to the extent required by the Internal Revenue Code. The option price must be paid in full in cash, by the tender of previously acquired common shares or the Committee may permit a net reduction in the number of shares issued upon exercise. The Plan, as amended, prohibits the repricing of outstanding options (except for certain adjustments described below) and the payment of dividend equivalents on outstanding options.

Share Appreciation Rights. A share appreciation right or “SAR” is the right to receive payment of an amount equal to the excess of the fair market value of a share of common shares on the date of exercise of the share appreciation right over the grant price of the share appreciation right. When a Plan participant exercises a SAR, that participant will receive an amount equal to the value of the share appreciation for the number of SARs exercised, payable in cash, common shares or combination thereof, in the discretion of the Committee. The Plan permits the grant of two types of SARs: freestanding SARs, tandem SARs, or any combination of the two. A freestanding SAR is a SAR that is granted independently of any share option. A tandem SAR is a SAR that is granted in connection with a related share option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly canceled). The Committee has complete discretion to determine the number of SARs granted to any participant and the terms and conditions pertaining to such SARs. The grant price will be at least equal to the exercise price of the related option in the case of a tandem SAR, or in the case of a freestanding SAR, the fair market value of a share of our common shares on the date of grant. The maximum term of a share appreciation right will be ten years and may be determined by reference to the participant's death, disability, voluntary resignation, cessation as a trustee, or termination of employment. The Plan, as amended, prohibits the repricing of outstanding SARs (except for certain adjustments described below) and the payment of dividend equivalents on outstanding SARs.

Restricted Shares and Restricted Share Unit Grants. The Plan permits the grant of restricted shares or restricted share units. Restricted shares and restricted share units may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on restricted shares or restricted share units lapse over a period of time or according to such other criteria as the Committee deems appropriate, including the achievement of specific performance goals. Upon vesting, restricted share units are payable in cash, common shares or a combination thereof. Unless the Committee determines otherwise, during the period of time in which the restricted shares are restricted, the participant to whom the shares have been granted will have the right to vote the shares and will have the right to receive any dividends paid on such shares, subject to any restrictions deemed appropriate by the Committee. Under the Plan, a participant to whom restricted share units have been granted will not have any voting rights, and the Committee may determine whether the participant will be entitled to receive dividend equivalent payments.

Performance Shares, Performance Units, Bonus Shares and Deferred Shares. The Plan permits the grant of performance shares, performance units, bonus shares and deferred shares. Performance shares and performance units are bonuses payable in cash, common shares or a combination thereof. Each performance unit and performance share will represent the right of the participant to receive an amount based on the value of the performance unit/share, if performance goals established by the Committee are met. Bonus shares are shares awarded to a participant without cost and without restriction in recognition of past performance or as an incentive to become an employee of our Company or any of its subsidiaries, in such amounts and subject to such terms as established by the Committee. Deferred shares are shares awarded to a participant on a deferred basis, in such amounts and subject to such terms as established by the Committee. Deferred shares may be awarded in lieu of or in substitution for any other compensation which a participant may be eligible to receive from our Company or any of its subsidiaries.

Performance Awards

Awards subject to performance goals as discussed below (referred to in this proposal as, collectively, the “Performance Awards”) may be granted to participants in the Plan in accordance with the procedures set forth in the Plan. Performance Awards will have a value based on such measurements or criteria as the Committee determines pursuant to the Plan. When Performance Awards are granted, the Committee will establish a performance period during which performance will be measured. At the end of each performance period, the Committee will determine to what extent the performance goals and other conditions of the Performance Awards are met.

Performance Goals

Performance Awards may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Code Section 162(m) and consist of one or more or any combination of the following criteria (referred to in this proposal as, collectively, the “Business Criteria”), as selected by the Committee: earnings (either in the aggregate or on a per-share basis); growth or rate of growth in funds from operations or funds from operations as adjusted (either in the aggregate or on a per-share basis); growth or rate of growth in earnings (either in the aggregate or on a per-share basis); net income or loss (either in the aggregate or on a per-share basis); cash available for distribution per share; cash flow provided by operations (either in the aggregate or on a per-share basis); growth or rate of growth in cash flow (either in the aggregate or on a per-share basis); free cash flow (either in the aggregate or on a per-share basis); reductions in expense levels (determined either on a Company-wide basis or in respect of any one or more business units); operating cost management and employee productivity; return measures (including on assets, equity or invested capital, whether at the shareholder level, a subsidiary level or an operating unit or division level); growth or rate of growth in return measures (including return on assets, equity or invested capital); share price (including attainment of a specified per-share price during the applicable performance period or growth measures and total shareholder return or attainment by the shares of a specified price for a specified period of time); strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, cost targets and goals relating to acquisitions or divestitures; measures relating to earnings before interest, taxes, depreciation and amortization; achievement of business or operational goals such as market share and/or business development; and any other business criteria set forth in any Company bonus or incentive plan which has been approved by the Company's shareholders.

Any Business Criteria may be used to measure the absolute or relative performance of the Company as a whole or any of its subsidiaries, operating divisions or other operating units. Any Business Criteria may include or exclude items to measure specific objectives, such as: losses from discontinued operations; extraordinary gains or losses; the cumulative effect of accounting changes; acquisitions or divestitures; foreign exchange impacts; and any unusual, nonrecurring gain or loss. The Committee must set the performance goals relating to the Business Criteria within the time period required under Code Section 162(m).

Individual Maximum Amounts

Under the Plan, the maximum number of shares with respect to which an Awards or Awards may be granted to any participant in any one taxable year of the Company may not exceed 750,000 shares, subject to certain adjustments discussed below.

Transfer Restrictions

Awards under the Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and generally are exercisable, during the recipient's lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient's beneficiary or representative. The Committee may permit awards to be transferred to certain persons or entities, including members of the recipient's immediate family and charitable institutions.

Changes in Capital or Corporate Structure

Under the Plan, if, without the receipt of consideration by our Company, there is any change in the number or kind of our common shares outstanding by reason of a share dividend or any other distribution upon the shares payable in shares, or through a share split, subdivision, consolidation, combination, reclassification or recapitalization, the maximum number of our common shares available for grants, the maximum number of our common shares that any individual participating in the Plan may be granted in any year, and the number of shares covered by outstanding grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of our issued common shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such grants. Any fractional shares resulting from such adjustment will be eliminated. Adjustments determined by the Committee are final, binding and conclusive.

Under the Plan, if our Company undergoes a “change in control,” each outstanding Award will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable or payable, as the case may be, as of the date of the change of control. Under the Plan, a “change in control” is deemed to have occurred if:

•
Incumbent trustees (defined as the trustees of the Company on the effective date of the Plan, plus trustees who are subsequently elected or nominated with the approval of two-thirds of the incumbent trustees then on the Board) cease for any reason to constitute a majority of the Board;

•
Any person becomes the beneficial owner of 25% or more of our voting securities, other than an acquisition by an underwriter in an offering of shares by the Company, a “non-qualifying transaction” (as that term is defined in the Plan) or the acquisition of our voting securities directly from the Company in a transaction approved by a majority of the incumbent trustees;

•
A merger, consolidation, acquisition, sale of all or substantially all of the Company's assets or properties or similar transaction that requires the approval of our shareholders, other than a “non-qualifying transaction” (as that term is defined in the Plan), is consummated;

•	A complete plan of liquidation or dissolution of the Company is consummated;

•	The acquisition of direct or indirect control of the Company by any person; or

•
Any transaction or series of transactions resulting in the Company being “closely held” within the meaning of the REIT provisions of the Code and with respect to which the Board has either waived or failed to enforce the “excess share” provisions of our amended and restated declaration of trust.

Employee Retirement Income Security Act of 1974

The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Amendment, Modification and Termination

Except as specifically provided for in the Plan, the Committee or our Board may amend or terminate the Plan at any time without obtaining the approval of our shareholders, unless shareholder approval any exchange where our Company's shares are listed. The Plan will expire on April 2, 2017 unless the Plan is extended with the approval of the shareholders and our Board. Our Company reserves the right to amend, change or terminate the Plan, in whole or in part, as permitted under the Plan, at any time for any reason.

Federal Income Tax Consequences

The following is a brief description of the federal income tax treatment that will generally apply to awards under the Plan based on current federal income tax rules. Other tax consequences of the Plan (including federal estate and gift tax consequences and all state, local and foreign tax consequences) are not disclosed.

The grant of an option or SAR will create no tax consequences for an award recipient or our Company. In general, the award recipient will have no taxable income upon exercising an incentive share option if the applicable holding period is satisfied (except that the alternative minimum tax may apply), and our Company will receive no income tax deduction when an incentive share option is exercised. Upon exercising a nonqualified option or a SAR, the award recipient must recognize ordinary income equal to the difference between the exercise price and the fair market value of common shares on the date of the exercise; our Company will be entitled to an income tax deduction for the same amount, subject to the possible applicability of the compensation deductibility limit of Code Section 162(m). Generally, there will be no tax consequence to our Company in connection with a disposition of shares acquired by an award recipient upon exercise of an option, except that our Company may be entitled to a tax deduction in the case of a disposition of shares acquired by exercise of an incentive share option before the applicable holding periods have been satisfied.

With respect to other awards made under the Plan that are settled either in cash or in shares or other property that is either transferable or not subject to substantial risk of forfeiture, the award recipient generally must recognize ordinary income equal to the cash or the fair market value of shares or other property received, and our Company will be entitled to a deduction for the same amount. With respect to awards that are settled in shares or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the award recipient generally must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier, and our Company will be entitled to a deduction for the same amount, subject to possible limitation under Code Section 162(m). Code Section 162(m) limits our Company's deduction for compensation paid to certain executive officers to $1 million per year unless such compensation is “performance-based.”

Vote Required

The affirmative vote of a majority of all of our outstanding common shares present or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve this proposal.

Recommendation of the Board of Trustees

Our Board recommends a vote “FOR” the approval of amendments to the Company's 2007 Equity Incentive Plan to increase the number of authorized shares issuable under the plan and to increase the cap on the number of awards of restricted shares, restricted share units, performance shares, deferred shares and performance units settled in shares that may be issued under the plan.

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee has appointed the registered public accounting firm of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2013 and our internal control over financial reporting as of December 31, 2013.
At the Annual Meeting, the shareholders are being asked to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2013. In the event of a negative vote on such ratification, the audit committee will reconsider its selection. Even if this appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interest of the Company and its shareholders. Representatives of KPMG LLP are expected to be present at the annual meeting and will be available to make a statement and respond to appropriate questions about their services. Neither the trustees, nor the nominees for trustee have a personal interest in the approval of this proposal.
Fees Paid to the Independent Registered Public Accounting Firm
The following table sets forth the fees billed or expected to be billed to the Company by KPMG LLP for services rendered for the years ended December 31, 2012 and December 31, 2011.

	2012	2011
Audit Fees (1)	$428,363	$300,800
Audit-Related Fees	—	—
Tax Fees (2)	358,035	462,615
All Other Fees	—	—
Total	$786,398	$763,415
(1) Audit fees relate to professional services rendered in connection with the audit of the Company's annual financial statements and internal control over financial reporting, the audit of certain of the Company's subsidiaries and joint ventures, the review of quarterly financial statements included in the Company's Form 10-Q reports, consents, comfort letters and audit services provided in connection with other statutory and regulatory filings.
(2) Tax fees relate to professional services rendered in connection with tax preparation and compliance, tax consulting and advice and tax planning, including REIT tax compliance, and U.S. and Canadian tax compliance. Tax fees for the year ended December 31, 2012 includes $251,024 for tax return preparation and compliance and $107,011 for tax consulting. Accordingly, the Company's audit and tax return preparation and compliance fees for fiscal 2012 totaled $679,387, or 86.4% of total fees, and non-audit fees for fiscal 2012 totaled $107,011, or 13.6% of total fees.
Pre-Approval Policies
The audit committee has adopted policies which require that the provision of services by the independent registered public accounting firm, and the fees therefore, be pre-approved by the audit committee. The policies are more particularly described in the section of this proxy statement titled “Company Governance - Audit Committee”. The services provided by KPMG LLP in 2012 and 2011 were pre-approved by the audit committee in accordance with those policies.
The audit committee considered whether KPMG LLP's provision of tax services in 2012 and 2011 was compatible with maintaining its independence from management and the Company, and determined that the provision of those services was compatible with its independence.

Vote Required
The affirmative vote of a majority of all of our outstanding common shares present or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve this proposal.
Recommendation of the Board of Trustees
Our Board recommends a vote “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2013.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our trustees, executive officers and holders of more than 10% of a registered class of our equity securities and certain other persons, to file reports with the Securities and Exchange Commission regarding their ownership and changes in ownership of our equity securities.
To our knowledge, based solely on a review of Forms 3, 4, 5 and amendments thereto furnished to us and written representations that no other reports were required, during and for the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to our trustees, executive officers and greater than 10% beneficial owners were complied with in a timely manner, except that Mr. Sprague did not timely file a Form 3, but such Form 3 was subsequently filed.

SHARE OWNERSHIP
Who are the largest owners of our common shares?

The following table shows as of March 20, 2013, the number of our common shares beneficially owned by each person or group that we know beneficially owns more than 5% of our common shares. Except as stated below, we know of no single person or group that is the beneficial owner of more than 5% of our common shares.

Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of shares outstanding (1)
The Vanguard Group, Inc.	6,101,783	(2)	12.9%
100 Vanguard Blvd. Malvern, PA 19355

BlackRock, Inc.	4,875,468	(3)	10.3%
55 East 52nd Street New York, NY 10022

(1)	Applicable percentages are based on 46,840,572 of our common shares outstanding as of March 20, 2013, adjusted as required by the rules promulgated by the SEC.

(2)
Based solely on disclosures made by The Vanguard Group, Inc. (“Vanguard”) in a report on Schedule 13G/A filed with the SEC on February 11, 2013. In the Schedule 13G/A filed by Vanguard, Vanguard reports having sole voting power over 146,104 common shares, sole dispositive power over 5,985,008 common shares, shared voting power over 35,000 common shares and shared dispositive power over 116,775 common shares. Additionally, the Schedule 13G/A filed by Vanguard reports that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 71,075 shares as a result of its serving as investment manager of collective trust accounts, and also reports that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 120,729 shares as a result of its serving as investment manager of Australian investment offerings, and that Vanguard Investments Australia, Ltd. directs the voting of those shares. In addition, Vanguard Specialized Funds - Vanguard REIT Index Fund also filed a Schedule 13G/A with the SEC on February 14, 2013, reporting that it has sole voting power over 3,100,510 common shares, which shares are included in the total number of shares shown held by Vanguard.

(3)
Based solely on disclosures made by BlackRock, Inc. (“BlackRock”) in a report on Schedule 13G/A filed with the SEC on February 8, 2013. In the Schedule 13 G/A filed by BlackRock, BlackRock reports having sole voting and dispositive power over 4,875,468 common shares. Additionally, the Schedule 13G/A filed by BlackRock reports that BlackRock is the parent holding company or control person for certain subsidiaries that have acquired our common shares and that are listed in that Schedule 13G/A.

How many shares do our trustees and executive officers own?
The following table shows as of March 20, 2013, the number of our shares beneficially owned by each of our trustees, the nominees for trustee and our named executive officers, and by all of the trustees and executive officers as a group. All information regarding beneficial ownership was furnished by the trustees, nominees and executive officers listed below. Unless otherwise indicated, each of our trustees and executive officers listed below has sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the mailing address for each of our trustees and executive officers listed below is EPR Properties, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106.

Title of Class	Name of beneficial owners	Amount and nature of beneficial ownership (1)	Percent of shares outstanding (2)
Common Shares	David M. Brain (3)	877,413	1.8%
Common Shares	Gregory K. Silvers (4)	291,004	*
Common Shares	Morgan G. Earnest II (5)	111,906	*
Common Shares	Mark A. Peterson (6)	106,515	*
Common Shares	Michael L. Hirons (7)	37,268	*
Common Shares	Robert J. Druten (8)	52,563	*
Common Shares	Barrett Brady (9)	38,858	*
Common Shares	James A. Olson (10)	29,473	*
Common Shares	Peter C. Brown (11)	20,168	*
Common Shares	Jack A. Newman, Jr. (12)	19,078	*
Common shares	Thomas M. Bloch	—	*
Common Shares	All trustees, nominees and executive officers as a group (12 persons) (13)	1,584,246	3.3%

*	Less than 1 percent.

(1)
Includes common shares which the named individuals hold and have the right to acquire within 60 days after March 20, 2013 under existing options and common shares issuable to the named individuals upon settlement of nonvested restricted share units that vest within 60 days after March 20, 2013. Also includes restricted common shares which the named individuals hold because the individuals have voting rights with respect to such shares.

(2)	Applicable percentages are based on 46,840,572 of our common shares outstanding as of March 20, 2013, adjusted as required by the rules promulgated by the SEC.

(3)
Amount includes 1,628 common shares held by Mr. Brain's spouse, 180,000 common shares indirectly held by Brain Family Holding Company, LLC, 373,427 common shares issuable upon the exercise of options and 54,959 nonvested restricted common shares.

(4)	Amount includes 25,129 common shares indirectly held in a trust, 77,900 common shares issuable upon the exercise of options and 33,303 nonvested restricted common shares.

(5)	Amount includes 61,290 common shares issuable upon the exercise of options and 26,857 nonvested restricted common shares.

(6)	Amount includes 51,005 common shares indirectly held in a trust with Mr. Peterson's spouse, 29,363 common shares issuable upon the exercise of options and 26,147 nonvested restricted common shares.

(7)	Amount includes 11,958 common shares issuable upon the exercise of options and 11,208 nonvested restricted common shares.

(8)
Amount includes 3,000 common shares indirectly held in an IRA, 30,890 common shares issuable upon the exercise of options and 2,185 common shares issuable upon settlement of nonvested restricted share units.

(9)
Amount includes 9,466 common shares indirectly held in a trust, 17,557 common shares issuable upon the exercise of options and 2,185 common shares issuable upon settlement of nonvested restricted share units.

(10)	Amount includes 8,858 common shares issuable upon the exercise of options and 2,185 common shares issuable upon settlement of nonvested restricted share units.

(11)
Amount includes 1,250 common shares indirectly held by Mr. Brown's spouse as custodian for his son, 6,500 common shares indirectly held in a foundation, 1,250 common shares held in joint tenancy with Mr. Brown's daughter, 1,250 common shares held in joint tenancy with Mr. Brown's son, 3,858 common shares issuable upon the exercise of options and 2,185 common shares issuable upon settlement of nonvested restricted share units.

(12)	Amount includes 7,557 common shares issuable upon the exercise of options and 2,185 common shares issuable upon settlement of nonvested restricted share units.

(13)
Shares held by all trustees, nominees and executive officers as a group reported in the table include 622,658 common shares that the individuals have the right to acquire under options, 10,925 common shares issuable to the individuals upon settlement of nonvested restricted share units and 152,474 nonvested restricted common shares.

SHAREHOLDER PROPOSALS, TRUSTEE NOMINATIONS AND RELATED BYLAW
PROVISIONS
What is the deadline to propose actions for consideration at next year's annual meeting of shareholders?
You may submit proposals for consideration at future shareholder meetings. For a shareholder proposal to be considered for inclusion in the Company's proxy statement for the annual meeting next year, the Secretary must receive the written proposal at our principal executive offices no later than December 6, 2013. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Proposals should be addressed to:
Secretary
EPR Properties
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
For a shareholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8, the shareholder must provide the information required by the Company's Bylaws and give timely notice to the Secretary in accordance with the Company's Bylaws, which, in general, require that the notice be received by the Secretary:

•	Not earlier than the close of business on February 14, 2014; and

•	Not later than the close of business on March 16, 2014.

If the date of the shareholder meeting is moved more than 30 days before or 60 days after the anniversary of the Company's annual meeting for the prior year, then notice of a shareholder proposal that is not intended to be included in the Company's proxy statement under Rule 14a-8 must be received no earlier than the close of business 90 days prior to the meeting and not later than the close of business 60 days prior to the meeting.
How may I recommend or nominate individuals to serve as trustees?
You may propose trustee candidates for consideration by the Board's nominating/company governance committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to the Secretary at the address of our principal executive offices set forth above.
In addition, the Company's Bylaws permit shareholders to nominate trustees for election at an annual shareholder meeting. To nominate a trustee, the shareholder must deliver the information required by the Company's Bylaws.
What is the deadline to propose or nominate individuals to serve as trustees?
A shareholder may send a proposed trustee's candidate's name and information to the Board at anytime. Generally, such proposed candidates are considered at the Board meeting prior to the annual meeting.
To nominate an individual for election at an annual shareholder meeting, the shareholder must give timely notice to the Secretary in accordance with the Company's Bylaws, which, in general, require that the notice be received by the Secretary between the close of business on February 14, 2014 and the close of business on March 16, 2014, unless the date of the shareholder meeting is moved more than 30 days before or 60 days after the anniversary of the Company's annual meeting for the prior year, then notice of a shareholder nomination must be received no earlier than the close of business 90 days prior to the meeting and not later than the close of business 60 days prior to the meeting.
How may I obtain a copy of the Company's Bylaw provisions regarding shareholder proposals and trustee nominations?
You may contact the Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating trustee candidates. The Company's Bylaws also are available on the Company's website at www.eprkc.com.

Must the Board of Trustees approve my proposal?
Our Declaration of Trust provides that the submission of any action to the shareholders for their consideration must first be approved by the Board of Trustees.
OTHER MATTERS
As of the date of this Proxy Statement, we have not been presented with any other business for consideration at the Annual Meeting. If any other matter is properly brought before the meeting for action by the shareholders, your proxy (unless revoked) will be voted in accordance with the recommendation of the Board of Trustees, or the judgment of the proxy holders if no recommendation is made.
MISCELLANEOUS
Proxy Solicitation
The Company has made these proxy materials available to shareholders in connection with our Board of Trustees' solicitation of proxies for use at the Annual Meeting. We will bear all costs of the solicitation. After the initial mailing of the Notice, proxies may be solicited by mail, telephone, telegram, facsimile, e-mail or personally by trustees, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Notice to the beneficial owners of shares held of record by them, forward printed proxy materials by mail to such beneficial owners who specifically request them and obtain such beneficial owners' voting instructions, and their reasonable out-of-pocket expenses, together with those of our transfer agent, will be paid by us.
Annual Report
We refer you to our Annual Report, containing financial statements for the year ended December 31, 2012, filed with the SEC. Alternatively, you may access our Annual Report on our website at www.eprkc.com. You must not regard the Annual Report as additional proxy solicitation material.
We will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of our annual report on Form 10-K, including the financial statements and financial statement schedules, filed with the Securities and Exchange Commission for the year ended December 31, 2012.
BY ORDER OF THE BOARD OF TRUSTEES

Neil E. Sprague
Senior Vice President,
General Counsel and Secretary

April 5, 2013

APPENDIX A

EPR PROPERTIES
2007 EQUITY INCENTIVE PLAN
AS AMENDED AND RESTATED

i

ii

SECTION 18 REQUIREMENTS OF LAW	21

18.1 Requirements of Law	21
18.2 Code Section 409A	21
18.3 Rule 16b-3	21
18.4 Governing Law	22

iii

EPR PROPERTIES
2007 EQUITY INCENTIVE PLAN

SECTION 1
INTRODUCTION

1.1
Establishment. EPR Properties, a Maryland real estate investment trust (the "Company"), hereby establishes the EPR Properties 2007 Equity Incentive Plan (the "Plan") for certain employees, non-employee trustees and consultants of the Company.

1.2
Purpose. The purpose of this Plan is to encourage employees of the Company and its affiliates and subsidiaries, and non-employee trustees of the Company to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan also is designed to assist the Company in attracting and retaining employees, non-employee trustees and consultants by providing them with the opportunity to participate in the success and profitability of the Company.

1.3
Duration. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 15 hereof, until all Shares subject to the Plan shall have been issued, purchased or acquired according to the Plan's provisions. Unless the Plan shall be reapproved by the shareholders of the Company and the Board renews the continuation of the Plan, no Awards shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Effective Date.

1.4
Plan Subject to Shareholder Approval. Although the Plan is effective on the Effective Date, the Plan's continued existence is subject to the Plan being approved by the Company's shareholders within 12 months of the Effective Date. Any Awards granted under the Plan after the Effective Date but before the approval of the Plan by the Company's shareholders will become null and void if the Company's shareholders do not approve this Plan within such 12-month period.

SECTION 2
DEFINITIONS

2.1	Definitions. The following terms shall have the meanings set forth below.
"1933 Act" means the Securities Act of 1933.
"1934 Act" means the Securities Exchange Act of 1934.
"Affiliate" of the Company means any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.
"Award" means a grant made under this Plan in any form, which may include but is not limited to, Share Options, Restricted Shares, Restricted Shares Units, Bonus Shares, Deferred Shares, Performance Shares, Share Appreciation Rights and Performance Units.
"Award Agreement" means a written agreement or instrument between the Company and a Holder evidencing an Award.
"Beneficiary" means the person, persons, trust or trusts which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated beneficiary or surviving designated beneficiary, then the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.

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"Board" means the Board of Trustees of the Company.
"Bonus Shares" means Shares that are awarded to a Participant without cost and without restriction in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or a Subsidiary.
"Cause" means, unless otherwise defined in an Award Agreement or otherwise defined in a Participant's employment agreement (in which case such definition will apply) any of the following:

(i)	Participant's conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty;

(ii)
Any willful action or omission by a Participant which would constitute grounds for immediate dismissal under the employment policies of the Company by which Participant is employed, including intoxication with alcohol or illegal drugs while on the premises of the Company, or violation of sexual harassment laws or the internal sexual harassment policy of the Company by which Participant is employed;

(iii)	Participant's habitual neglect of duties, including repeated absences from work without reasonable excuse; or

(iv)	Participant's willful and intentional material misconduct in the performance of his duties that results in financial detriment to the Company;
provided, however, that for purposes of clauses (ii), (iii) and (iv), "Cause" shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Participant in good faith to have been in or not opposed to the interest of the Company (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled). A Participant who agrees to resign from his affiliation with the Company in lieu of being terminated for Cause may be deemed, in the sole discretion of the Committee, to have been terminated for Cause for purposes of this Plan.
"Change in Control" means the first to occur of the following events:

(i)	Incumbent Trustees cease for any reason to constitute at least a majority of the Board.

(ii)
Any "person" (as defined in Section 3(a)(9) of the 1934 Act and as used in Sections 13(d)(3) and 14(d)(2) of the 1934 Act) or "group" (within the contemplation of Section 13(d)(3) of the 1934 Act and Rule 13d-5 thereunder) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) or controls the voting power, directly or indirectly, of shares of the Company representing 25% or more of the Company Voting Securities, other than (1) an acquisition of Company Voting Securities by an underwriter pursuant to an offering of shares by the Company, (2) a Non-Qualifying Transaction, or (3) an acquisition of Company Voting Securities directly from the Company which is approved by a majority of the Incumbent Trustees.

(iii)	A Business Combination, other than a Non-Qualifying Transaction, is consummated.

(iv)	A plan of complete liquidation or dissolution of the Company is consummated.

(v)	The acquisition of direct or indirect Control of the Company by any "person" or "group."

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(vi)
Any transaction or series of transactions which results in the Company being "closely held" within the meaning of the REIT provisions of the Code, after any applicable grace period, and with respect to which the Board has either waived or failed to enforce the "Excess Share" provisions of the Company's Amended and Restated Declaration of Trust.

For purposes of this Change in Control definition:

A.	"Company Voting Securities" shall mean the outstanding shares of the Company eligible to vote in the election of trustees of the Company.

B.	"Company 25% Shareholder" shall mean any "person" or "group" which beneficially owns or has voting control of 25% or more of the Company Voting Securities.

C.
"Business Combination" shall mean a merger, consolidation, acquisition, sale of all or substantially all of the Company's assets or properties, statutory share exchange or similar transaction involving the Company or any of its subsidiaries that requires the approval of the Company's shareholders, whether for the transaction itself or the issuance or exchange of securities in the transaction.

D.
"Incumbent Trustees" shall mean (1) the trustees of the Company as of the Effective Date or (2) any trustee elected subsequent to the Effective Date whose election or nomination was approved by a vote of at least two-thirds of the Incumbent Trustees then on the Board (either by specific vote or approval of a proxy statement of the Company in which such person is named as a nominee for trustee).

E.
"Parent Corporation" shall mean the ultimate parent entity that directly or indirectly has beneficial ownership or voting control of a majority of the outstanding voting securities eligible to elect directors of a Surviving Corporation.

F.	"Surviving Corporation" shall mean the entity resulting from a Business Combination.

G.
"Non-Qualifying Transaction" shall mean a Business Combination in which all of the following criteria are met: (1) more than 50% of the total voting power of the Surviving Corporation or, if applicable, the Parent Corporation, is represented by Company Voting Securities that were outstanding immediately prior to the Business Combination (or, if applicable, is represented by shares into which the Company Voting Securities were converted pursuant to the Business Combination and held in substantially the same proportion as the Company Voting Securities were held immediately prior to the Business Combination), (2) no "person" or "group" (other than a Company 25% Shareholder or any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation) would become the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and no Company 25% Shareholder would increase its percentage of such total voting power as a result of the transaction, and (3) at least a majority of the members of the board of directors or similar governing body of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Trustees at the time of the Board's approval of the Business Combination.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any "person" or "group" acquires beneficial ownership or voting control of more than 25% of the Company Voting Securities as a result of any acquisition of Company Voting Securities by the Company, but if after that acquisition by the Company the "person" or "group" becomes the beneficial owner or obtains voting control of any additional

3

Company Voting Securities, a Change in Control shall be deemed to occur unless otherwise exempted as set forth above.
"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.
"Committee" means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan. Initially, the Committee shall be the Compensation Committee of the Board which is delegated all of the Board's authority under this Plan as contemplated by clause (ii) above.
"Company" means EPR Properties, a Maryland real estate investment trust, and any successor thereto.
"Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.
"Covered Employee" means an Employee that meets the definition of "covered employee" under Section 162(m)(3) of the Code.
"Date of Grant" or "Grant Date" means, with respect to any Award, the date as of which such Award is granted under the Plan.
"Deferred Shares" means Shares that are awarded to a Participant on a deferred basis pursuant to Section 9.4.
"Disabled" or "Disability" means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the above, with respect to an Incentive Share Option and the period of time following a separation from service in which a Holder may exercise such Incentive Share Option, "disabled" shall have the same meaning as defined in Code section 22(e)(3).
"Effective Date" means April 2, 2007.
"Eligible Employees" means all Employees (including officers and trustees who are also Employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company depends, or will depend, for the successful conduct of the Company's business.
"Employee" means a common law employee of the Company or an Affiliate.
"Executive Officer" means (i) the president of the Company, any vice president of the Company, including any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company, (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company, and (iii) any Person designated or identified by the Board as being an Executive Officer for purposes of the 1933 Act or the 1934 Act, including any Person designated or identified by the Board as being a Section 16 Person.

4

"Fair Market Value" means, as of any date, the value of a Share determined in good faith, from time to time, by the Committee in its sole discretion, and for this purpose the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such Share from time to time and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate. In the event that the Shares of the Company are traded on a national securities exchange, the Committee may determine that the Fair Market Value of the Share shall be based upon the closing price on the trading day of the applicable date as reported in The Wall Street Journal and consistently applied. If the securities exchange is closed on the applicable date, the closing price on the next day the securities exchange is open will be the Fair Market Value.
"Freestanding SAR" means any SAR that is granted independently of any Option.
"Holder" means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i) in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary has been transferred to such person under the laws of descent and distribution, or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and, with respect to all of the above cases (i), (ii) and (iii), such Award Agreement has not expired, been canceled or terminated. "Incentive Share Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code.
"Nonqualified Share Option" means any Option to purchase Shares that is not an Incentive Share Option.
"Option" means a right to purchase Shares at a stated price for a specified period of time. Such definition includes both Nonqualified Share Options and Incentive Share Options.
"Option Agreement" or "Option Award Agreement" means a written agreement or instrument between the Company and a Holder evidencing an Option.
"Option Exercise Price" means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.2(b).
"Optionee" shall have the meaning as set forth in Section 6.2. For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Optionee will not be the same person as the Holder of the Option.
"Participant" means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.
"Performance Award" means any Award that will be issued or granted, or become vested or payable, as the case may be, upon the achievement of certain performance goals (as described in Section 10) to a Participant pursuant to Section 10.
"Performance Period" means the period of time as specified by the Committee during which any performance goals are to be measured.
"Performance Shares" means an Award made pursuant to Section 9 which entitles a Holder to receive Shares, their cash equivalent, or a combination thereof based on the achievement of performance targets during a Performance Period.
"Performance Units" means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Shares or a combination thereof based on the achievement of performance goals during a Performance Period.

5

"Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.
"Plan" means the EPR Properties 2007 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.
"Restricted Shares" means Shares granted under Section 8 that are subject those restrictions set forth therein and the Award Agreement.
"Restricted Shares Unit" means an Award granted under Section 8 evidencing the Holder's right to receive a Share (or, at the Committee's discretion, a cash payment equal to the Fair Market Value of a Share) at some future date and that is subject those restrictions set forth therein and the Award Agreement.
"Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act.
"SAR" or "Share Appreciation Right" means an Award, granted either alone or in connection with an Option, that is designated as a SAR pursuant to Section 7.
"SAR Holder" shall have the meaning as set forth in Section 7.2.
"Section 16 Person" means a Person who is subject to obligations under Section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.
"Service Provider" means an Eligible Employee, a non-employee trustee of the Company or consultant of the Company.
"Shares" means the shares of beneficial interest in the Company.
"Subsidiary" means (i) in the case of an Incentive Share Option a "subsidiary corporation," whether now or hereafter existing, as defined in section 424(f) of the Code, and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in clause (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.
"Tandem SAR" means a SAR which is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.
"Vested Option" means any Option, or portion thereof, which is exercisable by the Holder. Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement. Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.

2.2
General Interpretive Principles. (i) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Plan and not to any particular provision of this Plan, and references to Sections are references to the Sections of this Plan unless otherwise specified; (iii) the word "including" and words of similar import when used in this Plan shall mean "including, without limitation," unless otherwise specified; and (iv) any reference to any U.S. federal, state, or local statute or law shall be deemed to also refer to all amendments or successor

6

provisions thereto, as well as all rules and regulations promulgated under such statute or law, unless the context otherwise requires.
SECTION 3
PLAN ADMINISTRATION

3.1
Composition of Committee. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee shall consist of two or more trustees of the Company, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under section 162(m) of the Code, the Committee shall consist of two or more trustees of the Company, all of whom shall qualify as "outside directors" within the meaning of Code section 162(m).

3.2
Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

(a)	select the Service Providers to whom Awards may from time to time be granted hereunder;

(b)	determine the type or types of Awards to be granted to eligible Service Providers;

(c)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

(d)	determine the terms and conditions of any Award;

(e)	determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;

(f)
determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(g)	correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;

(h)
modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(i)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

3.3
Committee Delegation. The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that, pursuant to such delegation or sub-delegation, only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the

7

Board or the Committee; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons or other than by the Committee to individuals who are then or are deemed likely to become a "covered employee" within the meaning of Code section 162(m). A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.4
Determination Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any shareholder. No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as trustees, be fully protected by the Company with respect to any such action, determination or interpretation.

SECTION 4
SHARES SUBJECT TO THE PLAN

4.1
Number of Shares. Subject to adjustment as provided in Section 4.3 and subject to the maximum amount of Shares that may be granted to an individual in a calendar year as set forth in Section 5.5, no more than a total of Three Million Six Hundred Fifty Thousand (3,650,000) Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall determine. Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Shares, or as treasury Shares, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2
Unused and Forfeited Shares. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award that expires or is terminated for any reason, or any Shares that are not used because the Award is settled in cash, shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised, and any Shares retained by the Company pursuant to Section 16.2 will still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached.

4.3
Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a share dividend or any other distribution upon such Shares payable in Shares, or through a share split, subdivision, consolidation, combination, reclassification or recapitalization involving the Shares, such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then in relation to the Shares that are affected by one or more of the above events, the numbers, rights and privileges of (i) the Shares as to which Awards may be granted under the Plan, (ii) the exercise or purchase price of each outstanding Award, and (iii) the Shares then included in each outstanding Award granted hereunder, shall be increased, decreased or changed in like manner, as if the Shares underlying the Award had been issued and outstanding, fully paid and non assessable at the time of such occurrence. The manner in which Awards are adjusted pursuant to this Section 4.3 is to be determined by the Board or the Committee; provided that all adjustments must be determined by the Board or Committee in good faith, and must be effectuated so as to preserve the value that any Participant has in outstanding Awards as of the time of the event giving rise to any potential dilution or enlargement of rights.

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4.4	General Adjustment Rules.

(a)
If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded to the nearest whole Share and fractional Shares shall not be issued.

(b)
In the case of any such substitution or adjustment affecting an Option or a SAR (including a Nonqualified Share Option) such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.

SECTION 5
PARTICIPATION

5.1
Basis of Grant. Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, have performed, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.

5.2
Types of Grants; Limits. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written notice shall be given to such Person, specifying the terms, conditions, right and duties related to such Award. Under no circumstance shall Incentive Share Options be granted to (i) non-employee trustees, or (ii) any person not permitted to receive Incentive Share Options under the Code.

5.3
Award Agreements. Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Unless otherwise explicitly stated in the Award Agreement, Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.

5.4
Restrictive Covenants. The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions. Such Restrictive Covenants, if contained in the Award Agreement, will be binding on the Participant.

5.5
Maximum Annual Award. The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the "Maximum Annual Participant Award") shall not exceed Seven Hundred Fifty Thousand (750,000) Shares (subject to adjustment pursuant to Sections 4.3 and 4.4). If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

5.6
Additional Limits. On and after February 21, 2013, awards of restricted shares, restricted share units, bonus shares, performance shares, deferred shares and performance units settled in shares available for issuance under the Plan will be capped at 1,900,000 shares.

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SECTION 6
SHARE OPTIONS

6.1
Grant of Options. A Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Share Option or a Nonqualified Share Option. The Committee may grant both an Incentive Share Option and a Nonqualified Share Option to the same Participant at the same time or at different times. Incentive Share Options and Nonqualified Share Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2
Option Agreements. Each Option granted under the Plan shall be evidenced by a written Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the "Optionee"), and which shall contain, or be subject to, the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

(a)
Number of Shares. Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Share Options are exercisable for the first time by any Optionee during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under section 422(d) of the Code, such Options in excess of such limit shall be treated as Nonqualified Share Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Share Option exceeding the $100,000 limitation, only such excess shall be treated as a Nonqualified Share Option.

(b)
Price. Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased. Such Option Exercise Price shall be determined in each case by the Committee, but in no event shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Share on the Option's Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Share Option granted to an Eligible Employee who then owns Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company or any parent or Subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Share subject to the Incentive Share Option on the Option's Grant Date.

(c)
Duration of Options. Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the Option's Grant Date; provided, however, that the Option Period of an Incentive Share Option granted to an Eligible Employee who then owns Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company must expire not more than five years from the Option's Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect.

(d)	Termination of Service, Death, Disability, etc. Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an

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Optionee ceases to be a Service Provider on account of the Participant's death, Disability, voluntary resignation, retirement, cessation as a trustee, or the Company having terminated such Optionee's employment with or without Cause. A termination of service shall not occur if the Employee is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed six months, or if longer, as long as the Employee's right to reemployment with the Company or an Affiliate is provided either by statute or by contract. A Participant's cessation as an Employee but continuation as a trustee of the Company will not constitute a termination of service under the Plan. Unless an Option Agreement provides otherwise, a Participant's change in status between serving as an employee and/or trustee will not be considered a termination of the Participant serving as a Service Provider for purposes of any Option expiration period under the Plan.

(e)
Transferability. Except as otherwise determined by the Committee, Options shall not be transferable by the Optionee except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Optionee's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. Shares issuable pursuant to any Option shall be delivered only to or for the account of the Optionee, or in the event of Disability or incapacity, to his or her guardian or legal representative.

(f)	Exercise, Payments, etc.

(i)
Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary of the Company a written notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Shares shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Shares shall be paid in full by any of the methods or any combination of the methods set forth in clause (ii) below.

(ii)	The Option Exercise Price may be paid by any of the following methods:

A.	Cash or certified bank check;

B.
By delivery to the Company Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Shares purchased pursuant to the Vested Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the Shares used as payment of the Option Exercise Price;

In lieu of actually surrendering to the Company the Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares

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and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price;

C.
For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

D.
To the extent the Option Award Agreement so provides, payment of the Option Exercise Price for shares purchased pursuant to exercise of an Option may be made in any other form that is consistent with applicable laws, regulations and rules or any combination of the consideration provided in the foregoing subsections (A), (B), and (C).

(iii)	The Company may not guarantee a third-party loan obtained by a Holder to pay any portion of the entire Option Exercise Price of the Shares.

(g)
Date of Grant. Unless otherwise specifically specified in the Option Award Agreement, an option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(h)	Withholding.

(A)
Nonqualified Share Options. Upon any exercise of a Nonqualified Share Option, the Optionee shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Shares or by withholding Shares to be issued under the Option, as provided in Section 16 hereof.

(B)
Incentive Share Options. In the event that an Optionee makes a disposition (as defined in Code section 424(c)) of any Shares acquired pursuant to the exercise of an Incentive Share Option prior to the later of (i) the expiration of two years from the date on which the Incentive Share Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Optionee shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable Federal and state income tax laws.

(i)
Adjustment of Options. Subject to the limitations set forth below and those contained in Sections 4, 6 and 15, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option. The Committee may not, however, adversely affect the rights of any Optionee to previously granted Options without the consent of such Optionee. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.

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(j)
No Option Repricing Without Shareholder Approval. In no event may the Committee grant Options in replacement of Options previously granted under this Plan or any other compensation plan of the Company or cancel an outstanding Option in exchange for cash or other Awards (other than cash or other Awards with a value equal to the excess of the Fair Market Value of the Shares subject to such Option at the time of cancellation over the exercise or grant price for such Shares), or may the Committee amend outstanding Options (including amendments to adjust an Option price) unless such replacement or adjustment (i) is subject to and approved by the Company's shareholders or (ii) would not be deemed to be a repricing under the rules of the New York Stock Exchange.

6.3
Shareholder Privileges. No Holder shall have any rights as a shareholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Shares, except as provided in Section 4. No Holder of an Option shall be entitled to receive dividend equivalent payments with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Shares.

SECTION 7
SHARE APPRECIATION RIGHTS

7.1
Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs or Tandem SARs, or any combination thereof.

(a)	Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.

(b)
Exercise Price and Other Terms. All SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs' Date of Grant. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

7.2
SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a written SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the "SAR Holder"), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.

(a)	Dividend Equivalents. No Holder of a SAR shall be entitled to receive dividend equivalent payments with respect to any underlying Shares until the Holder becomes the holder of record of such Shares.

(b)
No SAR Repricing Without Shareholder Approval. In no event may the Committee grant SARs in replacement of SARs previously granted under this Plan or any other compensation plan of the Company or cancel an outstanding SAR in exchange for cash or other Awards (other than cash or other Awards with a value equal to the excess of the Fair Market Value of the Shares subject to such SAR at the time of cancellation over the exercise or grant price for such Shares), or may the Committee amend outstanding SARs (including amendments to adjust a SAR price) unless such replacement or adjustment (i) is subject to and approved by the Company's shareholders or (ii) would not be deemed to be a repricing under the rules of the New York Stock Exchange.

7.3
Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With

13

respect to a Tandem SAR granted in connection with an Incentive Share Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Share Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price per Share of the underlying Incentive Share Option and the Fair Market Value per Share of the Shares subject to the underlying Incentive Share Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value per Share of the Shares subject to the Incentive Share Option exceeds the per share Option Price per Share of the Incentive Share Option.

7.4
Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine; provided, however, that no Freestanding SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Date of Grant or such shorter period as may be permissible while maintaining compliance with Rule 16b-3.

7.5
Expiration of SARs. Each SAR Award Agreement shall state the period of time, if any, determined by the Committee, within which the SAR may be exercised after a SAR Holder ceases to be a Service Provider on account of the Participant's death, Disability, voluntary resignation, cessation as a trustee, or the Company having terminated such SAR Holder's employment with or without Cause. All Tandem SARs and Freestanding SARs must expire, in all cases, not more than ten years from the date of grant. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

7.6
Payment of SAR Amount. Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded down to the nearest whole Share.

SECTION 8
AWARDS OF RESTRICTED SHARE AND RESTRICTED SHARE UNITS

8.1
Restricted Share Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Service Provider in such amounts as the Committee shall determine.

8.2
Restricted Share Unit Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee may grant a Service Provider Restricted Share Units in connection with or separate from a grant of Restricted Shares. Upon the vesting of Restricted Share Units, the Holder shall be entitled to receive the full value of the Restricted Share Units payable in either Shares or cash.

8.3
Restrictions. A Holder's right to retain Restricted Shares or be paid with respect to Restricted Share Units shall be subject to such restrictions, including him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Shares or Restricted Share Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Share Award. Any grant of Restricted Shares or Restricted Share Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

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8.4
Privileges of a Shareholder, Transferability. Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Restricted Shares. The Committee may provide that any dividends paid on Restricted Shares prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Restricted Shares. Any voting, dividend, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Restricted Shares held by, or for the benefit of, the Holder on the record date of any such dividend or voting date. A Participant's right to sell, encumber or otherwise transfer such Restricted Shares shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 12.2 hereof. The Committee may determine that a Holder of Restricted Shares Units is entitled to receive dividend equivalent payments on such units. If the Committee determines that Restricted Shares Units shall receive dividend equivalent payments, such feature will be specified in the applicable Award Agreement. Restricted Shares Units shall not have any voting rights.

8.5	Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:

(a)	Holding the Restricted Shares in book entry form in the name of the Participant until the applicable Vesting Date(s), at which time such Shares will be delivered to the Participant;

(b)	Registering the Restricted Shares in the name of the Participant and having the Participant deposit such Restricted Shares, together with a share power endorsed in blank, with the Company;

(c)	Placing a legend on the Share certificates, as applicable, referring to restrictions;

(d)
Requiring that the Share certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Restricted Shares on behalf of the Holder while the restrictions remain in effect; or

(e)
Inserting a provision into the Restricted Shares Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.

8.6
Termination of Service, Death, Disability, etc. Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Shares Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 11, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Shares Awards as to which the service period or other vesting conditions for have not been satisfied shall be forfeited.

SECTION 9
PERFORMANCE SHARES, PERFORMANCE UNITS, BONUS SHARES AND DEFERRED SHARES

9.1	Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.

9.2
Terms of Performance Shares or Performance Units. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period. Each grant of a Performance Share or Performance Unit Award shall be subject to additional terms and conditions not inconsistent with the provisions of the Plan. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Shares or some combination.

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9.3
Bonus Shares. Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Participant, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

9.4
Deferred Shares. Subject to the terms and provisions of the Plan, Deferred Shares may be granted to any Participant in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee may impose such conditions or restrictions on any Deferred Shares as it may deem advisable, including time-vesting restrictions and deferred payment features. The Committee may cause the Company to establish a grantor trust to hold Shares subject to Deferred Share Awards. Without limiting the generality of the foregoing, the Committee may grant to any Participant, or permit any Participant to elect to receive, Deferred Shares in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Participant may be eligible to receive from the Company or a Subsidiary. Any grant of Deferred Shares shall comply with Section 409A of the Code.

SECTION 10
PERFORMANCE AWARDS; SECTION 162(m) PROVISIONS

10.1
Terms of Performance Awards. Except as provided in Section 11, Performance Awards will be issued or granted, or become vested or payable, only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period and the amount of the Award to be distributed upon satisfaction of those performance goals shall be conclusively determined by the Committee. When the Committee determines whether a performance goal has been satisfied for any Performance Period, the Committee, where the Committee deems appropriate, may make such determination using calculations which alternatively include and exclude one, or more than one, "extraordinary items" as determined under U.S. generally accepted accounting principles, and the Committee may determine whether a performance goal has been satisfied for any Performance Period taking into account the alternative which the Committee deems appropriate under the circumstances. The Committee also may take into account any other unusual or non-recurring items, including the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company's paying non-deductible compensation to an Employee or non-employee trustee).

10.2
Performance Goals. If an Award is subject to this Section 10, then the lapsing of restrictions thereon, or the vesting thereof, and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following metrics, and which may be established on an absolute or relative basis for the Company as a whole or any of its subsidiaries, operating divisions or other operating units:

(a)	Earnings (either in the aggregate or on a per-Share basis);

(b)	Growth or rate of growth in funds from operations (either in the aggregate or on a per-Share basis);

(c)	Growth or rate of growth in earnings (either in the aggregate or on a per-Share basis);

(d)	Net income or loss (either in the aggregate or on a per-Share basis);

(e)	Cash available for distribution per share;

16

(f)	Cash flow provided by operations, either in the aggregate or on a per-Share basis;

(g)	Growth or rate of growth in cash flow (either in the aggregate or on a per-Share basis);

(h)	Free cash flow (either in the aggregate or on a per-Share basis);

(i)	Reductions in expense levels, determined either on a Company-wide basis or in respect of any one or more business units;

(j)	Operating cost management and employee productivity;

(k)	Return measures (including on assets, equity or invested capital, whether at the shareholder level , a subsidiary level or an operating unit or division level);

(l)	Growth or rate of growth in return measures (including return on assets, equity or invested capital);

(m)
Share price (including attainment of a specified per-Share price during the Performance Period; growth measures and total shareholder return or attainment by the Shares of a specified price for a specified period of time);

(n)
Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, cost targets, and goals relating to acquisitions or divestitures;

(o)	EBITDA measures; and/or

(p)	Achievement of business or operational goals such as market share and/or business development;
provided that applicable performance goals may be applied on a pre- or post-tax basis; and provided further that the Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. In addition to the foregoing performance goals, the performance goals shall also include any performance goals which are set forth in a Company bonus or incentive plan, if any, which has been approved by the Company's shareholders, which are incorporated herein by reference. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code section 162(m).

10.3
Adjustments. Notwithstanding any provision of the Plan other than Section 4.3 or Section 11, with respect to any Award that is subject to this Section 10, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant.

10.4
Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10 as it may deem necessary or appropriate to insure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Code section 162(m)(4)(B).

10.5
Section 162(m) Limitations. Notwithstanding any other provision of this Plan, if the Committee determines at the time any Award is granted to a Participant that such Participant is, or is likely to be at the time he or she

17

recognizes income for federal income tax purposes in connection with such Award, a Covered Employee, then the Committee may provide that this Section 10 is applicable to such Award.
SECTION 11
REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION

11.1
Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event of a Change in Control all Awards then outstanding shall become fully exercisable, fully vested or fully payable, as the case may be, and all restrictions (other than restrictions imposed by law) and conditions on all Awards then outstanding shall be deemed satisfied as of the date of the Change in Control.

11.2
In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to take any one or more of the following actions:

(a)	Without reducing the economic value of outstanding Awards, modify the terms and conditions for the exercise of, or settlement of, outstanding Awards granted hereunder;

(b)
Provide for the purchase by the Company of any Award, upon the Participant's request, for, with respect to an Option or SAR, an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable, or, in the case of Restricted Shares or Restricted Share Units, the Fair Market Value of such Shares or Units;

(c)	Provide that Options or SARs granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Options or SARs will expire;

(d)	Make such adjustment to any Award that is outstanding as the Committee or Board deems appropriate to reflect such Change in Control or corporate event; or

(e)	Cause any Award then outstanding to be assumed, or new rights of equivalent economic value substituted therefore, by the acquiring or surviving corporation.
Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's Shares, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.
SECTION 12
RIGHTS OF EMPLOYEES; PARTICIPANTS

12.1
Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave

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of absence, or absence in military or government service, shall constitute a termination of Participant's services as a Service Provider shall be determined by the Committee at the time.

12.2
Nontransferability. Except as provided in Section 12.3, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Holder's rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder's legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. "Transfers" shall not be deemed to include transfers to the Company or "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

12.3
Permitted Transfers. Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred to, exercised by and paid to certain persons or entities related to a Participant, including members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions (a "Permitted Transferee"). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Share Options shall only be transferable to the extent permitted in Section 422 of the Code, or such successor provision thereto, and the treasury regulations thereunder.

SECTION 13
GENERAL RESTRICTIONS

13.1
Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Shares under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Shares subject to the Option or the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Shares.

13.2	Compliance with Securities Laws.

(a)
Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

19

(b)
Each Holder who is a trustee or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a (i) violation of Section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Shares.

13.3
Share Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such Shares, (ii) specific rights or limitations with respect to the Participant's ability to vote such Shares, or (iii) a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant's cessation or termination as a Service Provider.

SECTION 14
OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute "earnings" with respect to which any other benefits of such Participant are determined, including benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.
SECTION 15
PLAN AMENDMENT, MODIFICATION AND TERMINATION

15.1
Amendment, Modification, and Termination. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

15.2
Adjustment Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

15.3
Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to a Holder's employment being terminated for Cause and Section 15.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder of such Award.

SECTION 16
WITHHOLDING

16.1
Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

16.2
Withholding with Shares. The Committee may, in its sole discretion, permit the Holder to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have

20

the Company withhold from the Shares otherwise issuable to the Holder, Shares having a value not to exceed the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Holder. The Committee may require that any shares transferred to the Company have been held or owned by the Participant for a minimum period of time. All elections shall be subject to the approval or disapproval of the Committee. The value of Shares to be withheld shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined (the "Tax Date"), as determined by the Committee. Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:

(a)	All elections must be made prior to the Tax Date;

(b)	All elections shall be irrevocable; and

(c)
If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Shares to satisfy such tax withholding obligation.

SECTION 17
NONEXCLUSIVITY OF THE PLAN

17.1
Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board or of the Committee to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board or the Committee, as the case may be, may deem necessary or desirable, or to preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees or non- employee trustees generally, or to any class or group of employees or non-employee trustees, which the Company now has lawfully put into effect, including any retirement, pension, savings and share purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

SECTION 18
REQUIREMENTS OF LAW

18.1
Requirements of Law. The issuance of Shares and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise, receipt of benefits or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

18.2
Code Section 409A. This Plan is intended to meet or to be exempt from the requirements of Section 409A of the Code, and shall be administered, construed and interpreted in a manner that is in accordance with and in furtherance of such intent. Any provision of this Plan that would cause an Award to fail to satisfy Section 409A of the Code or, if applicable, an exemption from the requirements of that Section, shall be amended (in a manner that as closely as practicable achieves the original intent of this Plan) to comply with Section 409A of the Code or any such exemption on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

18.3
Rule 16b-3. Each transactions under the Plan is intended to comply with all applicable conditions of Rule 16b-3 to the extent Rule 16b-3 reasonably may be relevant or applicable to such transaction. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot

21

be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

18.4
Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Maryland without giving effect to the principles of the conflict of laws to the contrary.

SUBJECT TO THE SHAREHOLDER APPROVAL REQUIREMENT NOTED BELOW, THIS AMENDED AND RESTATED EPR PROPERTIES 2007 EQUITY INCENTIVE PLAN HEREBY IS ADOPTED BY THE BOARD OF TRUSTEES OF EPR PROPERTIES THIS 31ST DAY OF MARCH, 2013.
THE AMENDED AND RESTATED PLAN SHALL BECOME EFFECTIVE ONLY IF APPROVED BY THE SHAREHOLDERS OF THE COMPANY AND THE EFFECTIVE DATE OF THE PLAN SHALL BE SUCH DATE OF SHAREHOLDER APPROVAL.
EPR PROPERTIES

By:     /s/ David M. Brain
David M. Brain, President and Chief Executive Officer

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EPR Properties™
Return on Insight

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IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 15, 2013.

Vote by Internet

- Go to **www.envisionreports.com/EPR**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Trustees unanimously recommends a vote FOR the nominees listed in proposal 1 and FOR proposals 2, 3 and 4.

1. Election of Trustees:

Nominee	For	Withhold
01 - Barrett Brady (Class I)	☐	☐
02 - Peter C. Brown (Class I)	☐	☐
03 - Thomas M. Bloch (Class III)	☐	☐

Proposal	For	Against	Abstain
2. Proposal to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in these proxy materials.	☐	☐	☐
3. Proposal to approve amendments to the Company's 2007 Equity Incentive Plan.	☐	☐	☐
4. Proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2013.	☐	☐	☐

5. To act upon any other matters that may properly come before the meeting or an adjournment or postponement thereof.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

EPR Properties' proxy statement and annual report are available at www.envisionreports.com/EPR.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

EPR Properties™
Return on Insight

Proxy — EPR PROPERTIES

This proxy is solicited on behalf of the Board of Trustees for the Annual Meeting of Shareholders on Wednesday, May 15, 2013.

As a shareholder of EPR Properties (the "Company"), I appoint David M. Brain, Mark A. Peterson and Gregory K. Silvers as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the Annual Meeting of Shareholders of the Company to be held at the Company's offices at 909 Walnut Street, Suite 200, Kansas City, MO 64106, on Wednesday, May 15, 2013 at ten o'clock a.m. (local time), and at any adjournment or postponement of the meeting, and to vote the common shares of beneficial interest in the Company held by me as designated on the reverse side. This proxy revokes all prior proxies given by me.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no choice is indicated on the proxy, the persons named as proxies intend to vote FOR the election of the nominees listed in proposal 1 and FOR proposals 2, 3, and 4. If any other matters come before the meeting, the persons named as proxies will vote in their discretion.

PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE